UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-06400

The Advisors’ Inner Circle Fund

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: October 31, 2019

Date of reporting period: October 31, 2019

Item 1.	Reports to Stockholders.

A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act or 1940, as amended (the “Act”) (17 CFR § 270.30e-1), is attached hereto.

Annual Report

The Advisors’ Inner Circle Fund

October 31, 2019

Cambiar Opportunity Fund Cambiar SMID Fund Cambiar Small Cap Fund Cambiar International Equity Fund	Cambiar International Small Cap Fund Cambiar Global Equity Fund Cambiar Global Ultra Focus Fund

Beginning on March 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a Fund’s shareholder reports will no longer be sent by mail, unless you specifically request to continue receiving paper reports. Instead, as of that date, the reports will be made available on a website, and you will be notified by mail each time a report is posted. The mail notification will provide you with a website link permitting you to access the report.

Under these regulations, you can continue receiving paper copies of the shareholder reports (free of charge) after March 1, 2021 by notifying the Funds or your financial intermediary at any time. If you invest directly with a Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-866-777-8227. If you invest through a financial intermediary such as a broker-dealer or bank, you can follow the instructions included with this disclosure, if applicable, or you can contact your financial intermediary to inform it that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary if you invest through a financial intermediary or all Cambiar Funds if you invest directly with the Funds.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
OCTOBER 31, 2019

TABLE OF CONTENTS

Shareholders’ Letter	1

The Funds file their complete schedules of investments with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q or as an exhibit to its reports on Form N-PORT within sixty days after period end. The Funds’ Forms N-Q and N-PORT reports are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-777-8227; and (ii) on the Commission’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
OCTOBER 31, 2019
(UNAUDITED)

Cambiar Investors, LLC

Shareholder Letter

October 31, 2019

It’s a Pricing and Money Business (not the Economy, not the Headlines)

Outside of an end of year breakdown, calendar year 2019 should be an above-average year for stock market returns. That more or less did happen in 2018 – in December of last year, there was a technical breakdown in in the markets that brought about a derivatives-led selling vortex of -16% in the final month of the calendar year, bottoming on Christmas. As of this writing, the S&P 500 Index is up 25%+ YTD (a really good year), but up 15% from the end of November 2018 (good, but hardly exceptional), and up 12% from the start of the Funds’ fiscal year. International markets declined with similar severity in the latter weeks of 2018, and exhibited a similar recovery, rising 11% in the fiscal year.

It would be wonderful to recount a complicated tale of the big shifts in the markets’ collective thinking that have led to this return profile. But that would be disingenuous.

Our account of 2018 is that stocks started the year with much optimism and few risks priced in. Money supply growth in the U.S. was weak (<4%) and below the rate of nominal GDP expansion. This created selling pressure, and the markets had reasons to fear this becoming worse owing to Fed over-tightening. The increasingly thin liquidity of public markets is (or at least ought to be) a news story of its own – rendering them much more fragile to moderate changes in sentiment and in particular challenged to provide liquidity under stresses. As markets descended in late Q4, this fragility kicked in, with a crescendo of tax-driven selling and derivative pricing-rolls crashing into each other in the waning days around the Christmas holiday, and few investors left to absorb it. By year-end, a ton of risk was priced in, and as this was reversed in 2019, returns have been elevated. Realize that the trade war rhetoric had yet to be significantly escalated in late 2018. It was ratcheted up in mid-2019, and markets were up anyway. Valuation was reflective of risk, with the S&P 500 index multiple briefly falling into the 14x range, or about 2-3 points below the longer-term average. In 2019, the multiple has climbed back to 17x. Outside of the tech bubble in the late 1990s or the deep recession in 2008-09, the market has seldom traded over 19x earnings for significant time periods.

It’s worth noting that in the very early days of January, the Fed began to change its own rhetoric, suggesting a pause in interest rate increases, which eventually transitioned into three interest rate decreases, and a restarting of some bond buying as well. Money supply growth, as measured by M2, increased from <4% to just under 7%. Pricing, embedded risk, and monetary conditions have mattered far more than the economic outlook.

As the writing of this letter, stocks in the U.S. look not-dissimilar to how they looked in late 2017/early 2018. They don’t have a lot of risk priced in. Unlike early 2018, the rest of the world remains more heavily risked relatively speaking, with some decent probabilities of positive “surprises” such as a Brexit resolution or relatively better GDP / demand in Europe and Asia. Also unlike the end of 2017, we should not have the prospect of an active Fed double-tightening monetary conditions through rate increases and balance sheet shrinkage. The Fed is in the near term, increasing its balance sheet and will likely not make any moves in 2020. A quiet Fed is a good Fed for capital markets.

For most of this decade, growth stocks and investment disciplines have been in favor, and the fiscal 2019 time frame was no exception. This split between growth stocks and value stocks has (generally) favored U.S.-domiciled growth names, led by FAANGs and other global-scope technology platforms in recent years. While these have performed well in the U.S. stock market (growth up 15% versus value up 11%), the split between International value and growth names has been exceptional in 2019, with EAFE Growth rising 17% versus 6% for EAFE Value in the fiscal year including dividends, and

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
OCTOBER 31, 2019
(UNAUDITED)

perhaps more telling of the disavowal of value stocks, growth gained 14% versus a 1% price return for value excluding dividends. In fact, going back a full 10 years, on a price-only basis EAFE value is unchanged this decade. Historically, value investing and low multiples were synonymous with low expectations, leading to limited losses should stocks inevitably experience stumbles in their longer-term trajectory. That kind of mindset has not been so productive in the 2010s, with low multiples tending to validate the low expectations through limited operational performance – i.e., no capital appreciation at all, just dividends.

The lack of investor interest or faith in a value approach to investing this far into an economic cycle is vexing and speaks volumes about changes in the world economy and structure of capital markets. Whereas competitive dynamics and natural coping mechanisms have historically caused outperforming growth stock return profiles to eventually fade downwards and underperforming value stock returns to improve, these dynamics have seemingly given way to many different realities. Dominant 21st-century growth companies are so owing to unique market positions, intellectual property or in some cases, supply non-fungible tools or platforms that are vitally necessary to modern commerce and communication. On the other end of the spectrum, “value stocks” as often defined by a low price to book multiple seem institutionally biased to businesses in capital intensive and highly competitive industries, with limited prospects to consolidate or innovate their way to better returns. As markets fret about the sustainability of economic growth, whether for structural or cyclical reasons, these concerns are amplified, leading to a bifurcation of investor interest.

We are unsure whether these extremes will persist or fade in the coming years. It seems implausible that the gap can remain so extreme, or not ultimately see some rapid closure, but a similar argument could have been made at almost any point in the last ~5 years. In a world with $ trillions of negatively yielding debt represent the “risk-free rate”, identifying a correct price for vital financial variables such as risk, growth, physical capital, and intangible forms of capital has become very inexacting.

For ourselves at Cambiar Investors, we have focused on two key variables in our day to day work that we believe are influential in generating better results, and that we can get our hands and heads around, independently of the growth/value divide. These are to look at purchase decisions more as an underwriting process and an emphasis on capital discipline in stocks deemed as candidates for purchase. On the former, an underwriting decision and a stock purchase decision may ultimately lead to the same result transactionally, but we look at the underwriting as a more broad discussion and analysis of return drivers, such as industry position, competitive challenges and intensity, the capacity for the investment candidate to extract superior financial results versus what the stock price would imply, and the risks to any of these things possibly going wrong. It is all too easy to be seduced by a statistically low valuation without contemplating these larger issues, and also all too easy to have one’s convictions shaken by the markets absent detailed research. Capital discipline refers to more tangible financial behavior considerations such as aggressive M&A, excessive leverage, a pattern of attractive versus deficient returns, or overly complicated financials. We regard price sensitivity as a capital discipline for ourselves as investment managers. We shall remain price and valuation driven, as these features are too deeply engrained in our DNA. But a mechanical approach to value also seems likely to bias portfolios in unproductive areas, and we will strive to sustain balance in these regards.

The Longer-Term issues: SLOG, LowFlation, and Dollar Hedgemony

For most if not all of the 2010s, growth in the developed world can be summarized by the acronym SLOG, or structurally lower growth. The precise rate of such growth does differ by country/region, but the trends are fairly clear and we don’t see a clear case for growth rates to vary a great deal from trend levels prospectively. For the U.S., Europe, and Japan, it probably best to consider the Long Term Trend, or LTT, and variances around the LTT:

The LTT growth rate for the U.S. is about 2.0%.

The LTT growth rate for Europe is about 1.0%.

The LTT growth rate for Japan is a bit less at perhaps 0.8%.

In a given year, fiscal policies or inventory movements can add or subtract about 0.5%-1.0% to these figures. In our view, the markets tend to over-interpret these variances because the base LTT rates are so low. In other words, if Europe has a down year relative to its LTT because of inventory movements (owing to global trade and idiosyncratic factors) and it shaves about 0.5% off, that cuts growth in half to near recessionary levels. This has been the story in late 2018-most of 2019 in big Eurozone exporter countries like Germany and Italy; these are big enough to drag the whole region down. Japan has somehow managed to be more stable in 2016-19. For the U.S., a comparable decline happened in 2016 (commodity crash mostly) took growth to 1.6%, with cyclicals underperforming. Conversely, U.S. growth zoomed to 2.9% in 2018 on the back of material tax cuts, but will fall closer to the LTT at 2.3% in 2019 as this benefit fades.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
OCTOBER 31, 2019
(UNAUDITED)

For 2020, current (consensus) estimates for growth are for the U.S. to decelerate back to the LTT of 2% as the fiscal benefit of 2017 tax cuts fully tapers out. Eurozone growth should accelerate slightly from <1% in 2019 to 1.2% in 2020, ostensibly as comps will be easier and there may be some inventory rebuilding. (Looking at the European data, growth is a lot better in little Eurozone countries like the Balkans and Baltic states; the big ones drag the numbers down) Japan consensus growth is forecast to reside closer LTT rate at 0.6-0.7%.

With trend growth this low, building any inflationary pressure has been nearly impossible in developed economies, and excess capacity situations in various industries can quickly become problematic to profitability/pricing. All developed markets have articulated inflation goals of 2%, with a tolerance for something higher than that for a few years to create more monetary policy capacity. These goals appear to be very wishful thinking. Eurozone inflation has never broken above 2% in any post-crisis recovery years, and has averaged closer to 1%. U.S. core inflation hit the magic 2% in 2018 but has consistently averaged something closer to 1.5% in the 2010s. Japan predictably punched in below 1% inflation, but has at least not been deflating. Lowflation remained a persistent reality in all developed markets but has been more acute outside the US.

For these reasons (low LTT/SLOG, lowflation, nobody coming close to making their inflation goal) interest rates remained extremely low with the U.S. at a positive neutral interest rate, while European and Japanese central bankers continue to try to stimulate with negative rates (NIRP) and ongoing QE of varying magnitudes. Smaller Central Banks (CBs) in Europe such as Switzerland and the Nordic countries have been using more substantial negative rates as a form of insect repellent just to keep capital flows out of their home monetary systems.

There is some open question by many investors and economists whether this continues to make sense - if inflation were to accelerate from extensive QE and negative rates, shouldn’t it have happened by now? We are not able to run alternative experiments in real-time and can only speculate, but there is some potential downside to permanent QE and NIRP in that it likely distorts asset prices and risk tolerances, leading to resource misallocation and systemic risks the longer it goes on. There is some evidence to the latter – there is almost no question that persistent low rates have led investment-grade companies to augment their borrowings for M&A or capital structuring. Corporate debt loads in the aggregate are not alarmingly high but there are clear pockets of excess debt that have been harbingers of poor stock performance, such as specialty pharma a few years ago or consumer staple names more recently. Debt binges are almost always a bad idea.

This is one of several reasons why PE multiples are higher in the U.S. than elsewhere – it’s hard to buck the question of what regional growth rates and financial conditions would look like if central banks stopped trying to reach apparently unreachable inflation targets and focused on more sustainable monetary conditions. Would these countries and their financial systems blow up or would growth rates just hold in closer to the LTT? Nobody knows, not really, not conclusively. There are some arguments suggesting that the ultra-low rates propagate lowflation by collapsing inflationary expectations and permitting questionable industrial capacity to service debts and persist indefinitely (the zombie company issue). This again is one of those unanswerable hypotheticals.

Emerging Markets (EM) – Emerging Markets are dominated statistically by China and commodity producers such as Brazil, Chile, Russia, and South Africa, where the economic performance of the former has tended to influence the economic performances of the latter. China’s LTT is clearly decelerating – whereas it used to be in the 8-9% range it has fallen to the 5-6% range more recently and probably will decline to the 3-4% range in the early 2020s. Some of this is inexorable as China’s demographic trends will turn negative early next decade. The trade war has hurt this growth rate by about 0.8% (per a broad range of public estimates) while a crackdown on informal lending circuits probably took a couple points off in the 2018-19 time period. There are still more people to move out of agrarian life and into cities and a commercial life, but not as many as before, and export-led growth opportunities are more limited. China is trying to climb the value-added ladder but is stunted by trade restrictions and the functional challenge of displacing global leaders in higher value-added products.

It isn’t news that China is slowing, and if LTT growth is still 4-5% in this very large country, that would still be a global needle-mover. However, China seems to be moving for ideological reasons further towards statism and the deep influence of the communist party in all manner of daily life, perhaps explaining the vehemence of the protest movement in Hong Kong. Hong Kong is not its own separate sovereign entity but was promised a separate system in 1997 until its full merger into China in 2047. Thus, roughly halfway through the separate but not sovereign phase, tensions are mounting on what this really means, and the answers do not appear very comforting.

At an economic development level, China under current leader Xi Jinping has emphasized the growth of state-owned enterprises (SOEs) over private sector growth, with substantial debt accumulation occurring in this process. China’s internal corporate debt has risen significantly this decade, with SOE’s % of the total debt more than doubling to ~85% of debt currently from low 40% range early this decade. There are few if any historical examples of state-owned corporate growth leading to great efficiency and superior national growth, and this (seems to be) about consolidating more power

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
OCTOBER 31, 2019
(UNAUDITED)

for the Communist government and its influence. Not a good formula. China may be setting up to be the next Japan with an immense internal debt, enough savings and an adequate ability to plug FX leakage as to keep the system going. With Xi in for a lifetime term (he’s only 66), there is little prospect of a change from this path. Thus China’s LTT may continue to fade to that of developed nations in coming years.

With China as the tip of the spear in Emerging Market-land, it’s difficult to get really excited about the aggregate outlook, though there is plenty of opportunity for selectivity – it’s a big world out there. In particular, further slowing of China is not positive for the commodity complex. We have exposure to specialty industrial/precious metals and a modest hydrocarbon exposure in our funds, and that… is basically it.

The Near Term Outlook

From a bigger picture economic perspective, limited internal demand in the developed world ex-U.S. places undue pressure on U.S. and Chinese growth to fill the void. The trade war and vague but persistent threats of escalation have had a chilling effect on the locals in China, on the willingness of businesses to add capacity in China (versus alternative sourcing), on inventory stocking levels (very low), and on long term planning horizons. Though the data has generally been poor in 2019, the rates of decline in inventories and business conditions for manufacturing companies seem to be bottoming out recently.

The White House trade/economics team has teased out a “phase 1 deal” enough times that the market no longer believes that one is imminent as of late 2019, and it does make sense from an election politics point of view to get something over the goal line. The absence of further tweetstorms or prospects for tariff variances is probably enough to start up the global supply chain/inventory cycle. This should be good (short term) for earnings in more cyclically geared areas. Longer-term, SLOG and Lowflation factors have proven very durable, so… we will focus on buying good businesses that are not overly dependent on elevated cyclical conditions to propel returns.

Dollar Hedgemony

In the decade of the 2000s, the United States’ combined trade and budget deficits (also called the current account) reached post-WWII highs, which lead to the U.S. sending many $trillions of greenbacks abroad to finance these gaps. The dollar has been the world’s primary reserve currency for the last 75 years and this more liberally available supply of dollars led to a megabull market for commodities, ebullient emerging market financial conditions, and a lower trading value (weak dollar) for most of the 2000s. Some speculated the dollar would become much less prominent on the global financial stage, with the Euro and Renminbi possibly gaining in share of reserves. In the 2010s, no such thing has happened, and if anything, the dollar has become more prominent. There do not at this time appear to be any credible challengers to the dollar’s pre-eminent status. Tighter global dollar availability isn’t good for non-U.S. financial returns or conditions.

The roots of this lie in the challenges of the possible contenders for reserve currency share and in the U.S.’s economic resurgence in the 2010s. The persistent SLOG and Lowflation issues have afflicted developed market economies outside the U.S. to a much greater extent post-2008. The European Central Banks (ECB), The Bank of Japan, and peripheral European CBs have gone deep into unconventional monetary policy applications with limited results to date. Negative rates mean it costs money to hold savings in Euros and Yen, and the “what-if” issue should unconventional policies be lifted remains difficult to answer. Thus the Yen and the Euro have reduced applicability as reserve currencies. China has not and does not appear able to make the Renminbi freely convertible – money would leak out very quickly if they did; thus it fails the reserve currency test outright. Which leaves the dollar, alone and actually earning its holders some seignorage in the process, to dominate reserve currency calculations globally. This means most products – from grains to oil to jet aircraft to computers – are invoiced in dollars, cost across national borders in dollars, with future buyers and sellers and suppliers hedging into dollars. The network and habitual effects are very powerful, and difficult to break.

From the North American side, the U.S. managed to greatly reduce external deficits that had been “structural” in the 1990s and 2000s, as the value of commodity imports has plunged from the shale oil boom, and most foreign branded cars are produced in North America with NAFTA-supplied parts. There remains some lighter manufactures such as consumer electronics, toys, and textiles, that do not appear likely to be produced onshore in the U.S. Net – the yawning current account deficits of the 2000s have been reduced – which means dollars are not as plentiful ex-U.S., which based on how vital dollars are to the global monetary system, serves as a limiting factor.

At the end of the 2010s, it is difficult to identify a roadmap to some different version of the world’s strong demand for dollars. Perhaps the best we can hope for is that the U.S.’s current account deficit begins to widen owing to the fiscal side. This… seems possible in the 2020s.

The U.S. has led the world in tech, in financial distress and recoveries, and in novel monetary policies/applications this century. It seems likely that the U.S. will lead the rest of the world in gigantic structural budget deficits in the 2020s.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
OCTOBER 31, 2019
(UNAUDITED)

This is breaking new ground, to have $1 trillion deficits and unemployment at a 60 year low! There are demographic trends in the U.S. that should almost certainly cause deficits to rise, and politically speaking, the winner of the 2020 election will be a spender, it just depends on who. It is entirely unclear whether deficits of this magnitude are a good thing or an idiotic thing. It does seem that the “traditional fiscal conservative” playbook is gone, and the world, for now, needs more / wants more U.S. government debt and the dollars that come with it. Combined with some form of renormalization of monetary policy away from negative rates in Europe, these trends could lead to all kinds of places. Perhaps the dollar becomes less dominant, or at least more widely available, leading to a weaker dollar versus the 2010s. This would be beneficial on balance for international financial conditions.

Hedging and hedging instruments – Cambiar has not generally employed futures, forward contracts, and other such instruments to manage currency or other forms of volatility, as these represent “known costs for unknown benefits”, although we retain the option to do so. Our philosophy is that these instruments make the most sense for manufacturing companies, who expect to deliver a certain good at a certain time in the future with costs that can also be certain in today’s currency prices but not necessarily in the future. Mutual fund portfolios, on the other hand, are never “delivered” to a final buyer; they are intended to represent a continuous set of holdings for years or decades, with daily liquidity as an option for the investors in the fund. Hedging instruments are not designed with any of this in mind. Hedging costs are feasible (that is to say not overly costly) in a world of stable currencies and lower interest rates, but for currencies with volatile trading patterns or high local interest rates, such as emerging market currencies, the cost of hedging instruments can be either prohibitive or wholly inconsistent in their availability. For emerging market positions, of which we have but a few presently, if one is not confident of the value and stability of local currencies, we believe it is best not to invest heavily in general.

As the dollar has generally strengthened in fiscal 2019, some currency hedging may have benefited fund performances in the international and global sphere. However, consistent with our philosophy, none took place.

Derivatives - The only Cambiar fund that has held any derivatives since early 2012 is the Global Ultra Focus Fund. Cambiar employs the use of longer maturity call options and total return swaps in the Global Ultra Focus Fund. In our view, these instruments, among other impacts, can permit a smoother management of fund positions and cash balances during periods of cash flow and market volatility, and also allow for some degree of improved management portfolio returns. By their nature, derivatives embed a degree of leverage and can either amplify or reduce overall portfolio performance accordingly. The use of these instruments for the Global Ultra Focus Fund has been modest in 2019 however. The Fund retained a position in AIG TARP warrants (those issued to the U.S. government for its assistance during the Financial Crisis of 2008) which mature in 2021, and no other derivatives. AIG TARP warrants were among the fund’s best positions in 2019, rising by over 100% and benefiting fund performance by about two percentage points. The Fund continues to hold this position. As written above in the fund’s specific commentary, the employment of derivatives and swaps has been scaled down versus the earlier years of this fund, and the plan is for these to remain scaled-down in frequency and scope.

Final Comments – In 2017, I wrote that markets have become more visibly complacent about risks, that normal feedback mechanisms have become less reliable owing to low prevailing yields and high levels of indexation, and that this could keep going for a while longer. That same complacency turned into a somewhat excessive degree of pessimism and darkness in 2018 and has flipped back to complacency and numb flows, especially in U.S. markets, in 2019. Money supply growth has loosened markets and brought U.S. stocks back to fresh highs. We are reasonably constructive about international markets entering 2020, as growth and liquidity seem more likely than not to inflect positively.

Looking into the beyond, the greatest risks to markets, besides said complacency, is that after years of failing to achieve any semblance of their inflationary goals – what if Central Banks actually caught the inflationary car they are chasing? The world’s stock and bond markets are not (at all) priced for any significant resurgence in inflation. We tend not to believe it’s very likely either in a visible time frame. But in a world where $ trillions in debt can yield negatively, where $ trillion budget deficits elicit yawns, and where investors more or less expect fully autonomous vehicles to drive themselves around cities in the near future… the preposterous and extraordinary has become entirely ordinary. Inflation is an ordinary concept that has been globalized and automated out of consciousness. In terms of plausible market risks, it resides at the top.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
OCTOBER 31, 2019
(UNAUDITED)

Thank you for your continued confidence in Cambiar.

Sincerely,

Brian M. Barish

President

Cambiar Investors LLC

Disclosure:

FANGMAN – Acronym for Facebook, Amazon, Netflix, Google’s parent company Alphabet, Microsoft, Apple and Nvidia.

Alpha – Defined as the excess return on an investment relative to the return on a benchmark index.

EBIT – Earnings before interest and taxes is an indicator of a company’s profitability.

FX – Marketplace where various national currencies are traded.

Normalization - Monetary policy normalization refers to the steps the Federal Open Market Committee (FOMC)-the Federal Reserve’s monetary policymaking body-is taking to remove the substantial monetary accommodation that it has provided to the economy since the financial crisis began in 2007.

This material represents an assessment of the market environment at a specific point in time and is not intended to be a forecast of future events, or a guarantee of future results. This information should not be relied upon by the reader as research or investment advice regarding the funds or any stock in particular, nor should it be construed as a recommendation to purchase or sell a security. This information is for educational purposes only.

Mutual fund investing involves risk, including possible loss of principal. In addition to the normal risks associated with equity investing, international investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations. Investments in small companies typically exhibit higher volatility. Emerging markets involve heightened risks related to the same factors as well as increased volatility and lower trading volume. Funds may invest in derivatives, which are often more volatile than other investments and may magnify the Fund’s gains or losses.

Holdings are subject to change.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
OCTOBER 31, 2019
(UNAUDITED)

Definition of Comparative Indices

MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada. The MSCI EAFE Index consisted of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 46 country indices comprising 23 developed and 23 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The emerging market country indices included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

MSCI EAFE (Europe, Australia, Far East) Small Cap Index is an equity index which captures small cap representation across Developed Markets countries around the world, excluding the US and Canada. Benchmark returns are net of withholding taxes. The MSCI EAFE Value Index captures securities exhibiting overall value style characteristics across Developed Markets countries around the world, excluding the US and Canada. The value investment style characteristics for index construction are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield. The MSCI EAFE Growth Index captures securities exhibiting overall growth style characteristics across Developed Markets countries around the world, excluding the US and Canada. The growth investment style characteristics for index construction are defined using five variables: long-term forward EPS growth rate, short-term forward EPS growth rate, current internal growth rate and long-term historical EPS growth trend and long-term historical sales per share growth trend.

MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 24 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States.

Russell 1000® Value Index is a market capitalization-weighted index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index is a market capitalization-weighted index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

Russell 2000® Value Index measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2500® Index is a market capitalization-weighted index that measures the performance of the small to mid-cap segment of the U.S. equity universe commonly referred to as “smid” cap, which are the 2,500 smallest companies in the Russell 3000 Index.

Russell 2500® Value Index measures the performance of the small to mid-cap value segment of the U.S. equity universe. It includes those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.

S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic equity market through changes in the aggregate market value of 500 stocks representing all major industries.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR OPPORTUNITY FUND
(UNAUDITED)

Fund Performance Commentary

Cambiar Opportunity Fund – This Fund benchmarks itself against the Russell 1000 Value index and owns a mix of mostly large-cap U.S. stocks with some occasional mid-cap names. The Fund performed well over the full fiscal year, gaining 13.32% versus an 11.21% gain for the index, or 2.11% better. This followed a difficult 2018 and weak fourth calendar quarter, meaning that the fund was behind the market for much of the first half of the fiscal year. In the middle part of the year, a number of positions turned around decisively. Overall we are pleased that the Fund performed as well as it did during this time period, and we are hopeful to have set a foundation for stronger performance prospectively.

Key drivers behind the Fund’s performance included positive contributions from the consumer discretionary and industrial sectors, as well as within energy (though in the latter, much of the outperformance was a result of not owning a lot of stocks there). The Fund’s positions in consumer staples and basic materials were comparatively weakest; the latter has been impacted by global economic weakness and trade issues exacerbating negative demand trends, while in the staples space, some lagging names from the 2017-18 time frame impacted results early in the fiscal year.

In the earlier body of this shareholders’ letter, I made note of our internal emphasis on strong stock underwriting and capital discipline among our investment candidates. If executed properly, this combination is intended to lead to a higher “batting average” among stocks selected for portfolio inclusion. Internally, I can tell you that we are deadly serious about this; it is a daily focus. Much of the turnaround in performance can fairly be assigned to a better batting average from such practices, and a focus on concentrating the portfolio a bit more than has been the case in the last several years.

Getting Back to Our Roots as a Concentrated and Opportunistic Manager

The Cambiar Opportunity Fund has been in operation for over 21 years, commencing in June 1998. For the first 13 years of operation, Fund performance was very strong – if not exceptional – versus other large-cap peers. We picked the right stocks, avoided some significant areas of value-destruction in the early 2000s and again in the lead-up and peak periods of the Great Financial Crisis (GFC) in 2007-09, and bounced out of the depths of the market lows in 2009-10. The track record’s excellence came about from good stock picks on the positive side, and a pattern of selective avoidance of problem areas in the stock market and overall economy. This isn’t a complex formula, but it’s notable that the bulk of investment managers habitually think about their exposures in terms of sector overweights, underweights, and neutral weights. We were quite comfortable having nil weights if we believed that the fundamentals were poor or valuations preposterous, and this mindset worked especially well given two catastrophic bear markets in the first 13 years of operation and an ample number of ever-revolving market trends. The Fund’s track record was one of elevated month-to-month volatility – not surprising given a number of positions of 3-4% per stock – but the Fund tended to perform rather well on a number of multi-year views.

The Fund’s teenage years of operation cannot be said to have been nearly as good. In the 2011-12 time frame, the Fund experienced a glaring performance divot, with too much concentration in commodity-linked businesses just as the markets began re-assessing global commodity demand in the context of Chinese-growth slowing. The Fund was also out of step with a major recovery in bank stocks in the U.S. in 2012, with credit markets at that point some three years removed from the worst of the financial crisis of 2007-09. Lastly, the Fund was not nearly opportunistic enough in the emergence of technology super-platforms (best known as the FANGMAN stocks these days). The high commodity exposures, lower bank exposures, and parsimonious tech exposures were positions that had, prior to that point, worked rather well, but became at odds with market fundamentals, if not somewhat anachronistic in retrospect.

In reaction to this, and believing in part that there did not seem like a lot of pockets of the markets really needed selective avoidance, we decided internally to spread the Fund’s holdings out a bit more. Whereas the Fund had often held a few 4%+ positions and tended to hold an aggregate number of positions in the low to mid 3% range, we decided to add a few more positions, rarely holding anything over 4%. In so doing, the expectation was the Fund’s higher-than-average volatility would decrease, and we could spread bets across sectors more easily with more bullets, reasoning that there was not a lot of selective-avoidance sectors, at least that we could identify at that time.

The changes in portfolio construction appeared to be successful in tamping down on portfolio volatility. However it also diluted some of the Fund’s alpha-generating capacities, with the Fund seldom outperforming the market by more than a couple hundred basis points, offset by several years (2014, 2018 jump out) where performance lagged significantly. But the end result was pedestrian performance.

In roughly this same time frame, the very business of active investment management has been roiled by a massive increase in investors’ willingness to eschew stock picking in favor of just owning everything in the market via indexes. Indexation has risen from a low double-digit percentage of market holdings to an outright majority in 2019. This shareholder letter is not the place to debate the merit of indexing versus active management, or whether markets are more beatable or less beatable by active investors as the vastly higher degree of indexation changes key elements of

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR OPPORTUNITY FUND
(UNAUDITED)

stock market structure. It has certainly changed the way that investors contemplate their market exposures. An immense number of investors have concluded that the alpha opportunity in the large-cap space simply isn’t great enough to warrant an allocation to active management. In other regions of the capitalization spectrum, such as smaller cap stocks and international stocks, the prevailing antipathy towards active management is not as severe but also leans toward greater indexation, notwithstanding the lesser degrees of market efficiency and liquidity. In the large-cap space, the indexation phenomenon is potent, given the sheer size of the flows. Beating the market has felt like playing in a golf tournament laden with seasoned pros – you need a good score just to keep pace with the field, let alone to beat it.

It’s worth noting that whether one runs a large-cap, small-cap, or international stock portfolio, there are straightforward ways to beat the market: 1) be right far more often than you are wrong, 2) when you are wrong, be wrong “small” versus hanging around too long, 3) be opportunistic, both in terms of finding some stocks that can achieve outsized gains and eschewing pockets of the market where progress is invariably challenged by factors beyond a company management’s control. In simple terms, take rifle shots, and don’t miss very often. There is a secondary question of whether owning more stocks or fewer stocks improves these odds or decreases them. Our experience is technically speaking mixed to this specific question, but the collective body of work in now over 20 years of operation leans toward incrementally fewer positions.

It’s been a long seven teenage years of the Fund’s operation, and in that time, the Fund’s better days versus the overall markets seems like a distant memory. As we entered 2019, I began to question whether the more diversified approach had inadvertently diluted away the Cambiar Opportunity Fund’s performance edge. It isn’t the first or the second time such thoughts entered my head. In the past, the fear of simply being “off” versus the strong field that is the overall U.S. stock market led our management approach to be one of staying the course. Increasingly, this seems like the wrong answer, not just in terms of alpha potential, but also in terms of what investors truly seek in the large-cap space. Take shots, mainly wide-open ones that can be made. And if it’s not a wide-open shot – don’t take it. For this true approach to portfolio investing, there are takers.

Part of the business of stock picking, at some juncture, is a belief that you, the buyer, are right and a unique opportunity is there to be capitalized on, notwithstanding the many other market participants out there who apparently have not reached the same conclusion. Buying a stock, or buying 35 of them at one time, is act of confidence bordering on arrogance. Most managers have a process and discipline behind their decisions and capital allocation – yet at the moment of purchase, there is intrinsically an act of faith that the decision to buy is correct and the decision to sell is incorrect. This is the very principle behind price-discovery in capital markets – they depend on these daily acts of self-interest to function and to price capital and liquidity. Thinking that thought through to its logical conclusion – our company, practitioners of active management exclusively, should dare to invest with conviction. It might be arrogance, or perhaps this is just what the doctor ordered. Perhaps the convictions and research behind it in a more concentrated portfolio is the point of differentiation between the earlier years of this fund and its successes, versus average-ness more recently. Swing at fewer pitches. Be that much more confident in the stock and the timing. Manage each position as well as can be managed. And don’t make mistakes!

This is the direction that we are taking this Fund, aiming to regenerate what made this product great for years. My only hope is that we don’t have to endure catastrophic bear markets to prove the merits.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR OPPORTUNITY FUND
(UNAUDITED)

Growth of a $10,000 Investment

AVERAGE ANNUAL TOTAL RETURN(1) FOR PERIODS ENDED OCTOBER 31, 2019
	1-Year Return	3-Year Return	5-Year Return	10-Year Return	Annualized Inception to Date
Investor Class Shares	13.32%	10.12%	7.66%	10.06%	8.33%
Institutional Class Shares	13.46%	10.32%	7.87%	10.31%	6.63%
S&P 500 Index	14.33%	14.91%	10.78%	13.70%	6.73%
Russell 1000® Value Index	11.21%	10.51%	7.61%	11.96%	6.79%

(1) Returns shown represent the performance of the Investor Class Shares and Institutional Class Shares. The performance of the Institutional Class Shares may vary as a result of shareholder servicing fees paid by the Investor Class Shares. Investor Class Shares were offered beginning June 30, 1998 and Institutional Class Shares were offered beginning November 3, 2005. The S&P 500 Index annualized inception to date return since June 30, 1998. The Russell 1000® Value Index annualized inception to date return since June 30, 1998.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower. The Fund’s performance assumes the reinvestment of dividends and capital gains. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative indices on page 7.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR
SMID FUND
(UNAUDITED)

Cambiar SMID Fund – The Fund generated a 15.61% return in fiscal 2019, far exceeding the benchmark Russell 2500 Value index appreciation of 6.10%. The Fund also outperformed the core Russell 2500 index return of 8.84%, which includes favored and therefore expensive growth stocks that are not consistent with the price sensitivity inherent in our Relative Value investment approach. Like the Small Cap Fund, the SMID Fund has benefitted from a more focused underwriting process at the point of initial investment and the implementation of an accountable Portfolio Management team. Given the common research, management and approach, we are pleased to see the results of the SMID and Small-cap Funds show similarly strong performance on both an absolute and relative basis, despite approximately 90% of the portfolio’s capital being invested in companies unique to either Fund. Of course, performance between the two Funds will likely diverge over time given the unique portfolio constituents; that said, we hope this year’s results can yield some confidence the self-assessment we undertook in 2017 and subsequent changes implemented have strengthened both Funds.

The Fund’s excess return was driven by stock selection. While the Industrial and Healthcare sectors produced the most outperformance through stock picking, most sectors saw a benefit from participating in the better performing constituents, yielding the high batting average we hold as a critical long-term goal. A research-based avoidance of the Energy sector also aided performance in the year, though one of the few misfires we had in the Fund came in the form of a natural gas exploration and production company Cabot Oil & Gas Corporation. While Cabot stood out among its peers in producing solid returns on invested capital and steady free cash flow with an unlevered balance sheet - all critical factors in proceeding with any investment - the oversupply conditions in US natural gas challenged our view of forward value creation. Thus, we elected to exit our position in Cabot in favor of a better opportunity.

The Fund’s investment in apparel maker PVH, owner of the Calvin Klein and Tommy Hilfiger brands, also weighed on performance. PVH shares are a casualty of the US / China trade crossfire, with the incremental tariffs imposed by the US after the late spring collapse of talks elevating costs and the associated incremental negative sentiment toward US brands weighing on sales in China. Upon review, Cambiar has elected to maintain our ownership in PVH, in light of the historical stewardship of these solid global brands, historic pattern of free cash flow generation, robust valuation support and a view that the company can return to its pattern of earnings and free cash flow growth once the China situation stabilizes.

Heading into Fiscal 2020, the SMID Fund continues to demonstrate the company-specific and aggregate portfolio characteristics Cambiar holds dear. Our focus on companies that leverage attractive positions in growing industries to produce above average margins and/or returns, while producing steady free cash flow, yields a portfolio that boasts profitability characteristics well above that of the benchmark. Our shunning of highly leveraged businesses reliant on the capital markets is also in contrast to many companies that continue to laden their balance sheets with excessive debt, exposing the equity to additional volatility or, at worst, threatening business operations in the event of a severe adverse development. The overall portfolio of stocks also remains balanced across sectors and return drivers, as we also remain intent on not being too reliant on any specific investment insight. While this approach to investing could struggle to keep up with market indices as risk appetites grow over the short-term, we believe an emphasis on strong companies and a balanced portfolio is the best path toward delivering superior returns over rolling 3- and 5-year periods, while also limiting downside in the event of weaker market sentiment. The SMID Fund results in the mixed environment of Fiscal 2019 offer encouraging support to that assertion, though continued vigilance toward our principals, ongoing rigorous fundamental research and ultimate underwriting of incremental positions will be critical in continuing to produce superior performance.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR SMID FUND
(UNAUDITED)

Growth of a $10,000 Investment

AVERAGE ANNUAL TOTAL RETURN(1) FOR PERIODS ENDED OCTOBER 31, 2019
	1-Year Return	3-Year Return	5-Year Return	Annualized Inception to Date
Investor Class Shares	15.61%	14.11%	8.15%	9.62%
Institutional Class Shares	15.69%	14.13%	N/A	8.19%
Russell 2500® Index	8.84%	11.74%	8.04%	9.77%
Russell 2500® Value Index	6.10%	8.47%	6.36%	8.73%

(1) Returns shown represent the performance of the Investor Class Shares and Institutional Class Shares. The performance of the Institutional Class Shares may vary as a result of shareholder servicing fees paid by the Investor Class Shares. Investor Class Shares were offered beginning May 31, 2011 and Institutional Class Shares were offered beginning November 3, 2014. The Russell 2500® Index annualized inception to date return since May 31, 2011. The Russell 2500® Value Index annualized inception to date return since May 31, 2011.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower. The Fund’s performance assumes the reinvestment of dividends and capital gains. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative indices on page 7.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR
SMALL CAP FUND
(UNAUDITED)

Cambiar Small Cap Fund – The Fund performed well ahead of its primary Russell 2000 Value benchmark during the 2019 fiscal year, generating a gain of 12.17% compared to a 3.22% gain for the index. This represented substantial progress and helped to validate several changes made to the personnel and administration of the strategy over the last few years in response to a period of inconsistent performance after the previous decade-plus of strong returns since inception.

A more detailed review of the changes were outlined in our 2018 letter, but in brief they included:

1)	applying more consistent principles and aggressive scrutiny at the onset of investment decisions during our “underwriting” process.

2)	placing more specific decision-making authority in the hands of a traditional PM tasked with prodding the weaknesses of new stock ideas and the overall fit to the portfolio discipline.

3)

adjusting the Fund’s target cap range upwards, in-line with equity market driven circumstances, generating an immediate improvement in the number of investment candidates and their inherent business qualities.

Fiscal 2019 evidenced that the Cambiar Small Cap Fund can again deliver. Its goal as always to identify and invest at appropriate valuation levels in companies demonstrating above-average internal financial/operating performance reflective of a structural product and/or advantaged market position over multi-year periods. Our expectation is that in times of relatively high capital market risk tolerance such businesses and their respective stocks may lag, but alternatively should evidence their inherent underlying financial durability in times of market stress, and through the cycle deliver excess minority equity returns relative to the benchmark. Individual stock valuation levels and associated price-sensitivity at entry remain critical investment process components, and portfolio balance is actively managed to maintain diverse sources of combined return and to provide consistent exposure to historically less volatile and/or acyclical areas of the market. These factors worked together as long intended in the 2019 fiscal year for the Fund.

Backing up to the start of the fiscal year, calendar 2018 ended is such a way that saw the worst S&P 500 performance year since 2008, down 6.2%, and the worst December since 1931, down 9.2%. We took note however that only 4 times since 1929 has the S&P 500 posted back-to-back negative returns, and that down the cap spectrum, the average return following a double-digit negative return for the Russell 2000 was a positive 35%. In-line with this history, the S&P 500 closed October 2019 up 23.2%, breaching previous all-time highs along the way. And while smaller cap stocks (Russell 2000) closed October 2019 up substantially as well, they were/are still well below previous highs set in September 2018, and in the case of Russell 2000 Value off still a little further.

Notwithstanding the upward moves, the same uncertainties that drove the December 2018 sell-off largely persisted through the 2019 fiscal year in the form of uncertain global trade policy, tariff implementation, BREXIT, Central Bank intervention, noisy politics, reduced market liquidity, rise in algorithmic/non-fundamental trading, etc. Clean resolution has been elusive, as has definitive conclusion on the ultimate repercussions of 10ish years of synchronized central bank driven “puts” in various forms and resulting forward market expectations and valuations.

Still, the Cambiar Small Fund performed well through the uncertainty of fiscal 2019, delivering +895 basis points of outperformance. Importantly, the fund delivered good downside and upside capture overall, again all partially owed to the conscious pivot toward additional quality and portfolio oversight. The Small Cap Fund continued to evidence good aggregate stock selection across nearly all sectors, with a high batting average in-line with the longer-term portfolio goals. Stock selection was particularly strong in Industrials and Health Care, and while weak optically in Technology, really driven by a single analytical misstep in former Xerox spin-off Conduent, no longer held in the Fund. Our fundamental research-based avoidance of significant exposure to the Energy sector has also provided meaningful benefit to Small Cap Fund holders, an industry that continues to be beset by supply/demand imbalance and a seemingly chronic industry-wide inability to adhere to any identifiable form of capital discipline, a critical, perhaps the most critical, tenet of Cambiar’s investment philosophy.

The Cambiar Small Cap Fund continues to maintain good overall balance in terms of sector allocation, business diversification within sector, and perhaps most importantly variance of forecasted value drivers across the portfolio. Current capital market indicators are still beset by contrasts – with various broad US indices stretching to new highs, we simply note that there remains over $17 trillion in negative-yielding sovereign debt globally, with the US 10 Year Treasury bond yield shedding nearly 100 basis points in fiscal 2019. The US bull market is now past 10 years, making it the longest in history. While bond ETF flows seem to continue to support very narrow spreads/yields, corporate debt levels are inarguably high. However, key macroeconomic indicators like M2 money supply growth and mortgage loan applications have ticked higher through the fall, seemingly supportive of further legs to the cycle.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR
SMALL CAP FUND
(UNAUDITED)

Equity investors, meanwhile, continue to express their own form of anxiety by bidding up durable growers, low volatility income streams, and larger-cap stocks. This latter phenomena has pushed the three-year outperformance of large caps over small caps to the widest margin since the end of the tech boom in 2001, according to research from investment bank Jefferies. Perhaps this creates a window for small-cap and value to catch up a bit through fiscal 2020. Whatever the forward environment brings, fiscal 2019 performance of the Cambiar Small Cap Fund reflects the thoughtful, and positive, changes made to the business in previous years that we believe can both restore historic credibility in the asset class, and set the stage for continued sustainable execution.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR SMALL CAP FUND
(UNAUDITED)

Growth of a $10,000 Investment

AVERAGE ANNUAL TOTAL RETURN(1) FOR PERIODS ENDED OCTOBER 31, 2019
	1-Year Return	3-Year Return	5-Year Return	10-Year Return	Annualized Inception to Date
Investor Class Shares	12.17%	8.97%	3.86%	10.45%	8.86%
Institutional Class Shares	12.37%	9.12%	4.05%	10.68%	11.76%
Russell 2000® Index	4.90%	10.96%	7.37%	12.27%	8.60%
Russell 2000® Value Index	3.22%	8.60%	6.24%	11.08%	7.58%

(1) Returns shown represent the performance of the Investor Class Shares and Institutional Class Shares. The performance of the Institutional Class Shares may vary as a result of shareholder servicing fees paid by the Investor Class Shares. Investor Class Shares were offered beginning August 31, 2004 and Institutional Class Shares were offered beginning October 31, 2008. The Russell 2000® Index annualized inception to date return since August 31, 2004. The Russell 2000® Value Index annualized inception to date return since August 31, 2004.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower. The Fund’s performance assumes the reinvestment of dividends and capital gains. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative indices on page 7.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR INTERNATIONAL
EQUITY FUND
(UNAUDITED)

Cambiar International Equity Fund – For the twelve-month period ending October 31, 2019, the Cambiar International Equity Fund returned 5.88%, versus the EAFE Index at 11.04%. Over the same time period, the EAFE Growth Index outperformed the EAFE Value index by 1110 basis points, creating a significant headwind for Cambiar as a relative value manager. While we were successful in outperforming the EAFE Value Index by 149 basis points, we were not able to keep pace with the broader international index. As price-sensitive investors, Cambiar’s opportunity set became smaller starting in 2017 – as “growth stock” multiples went through the roof, almost doubling their historical P/E premium to their value counterparts. To be clear, Cambiar is a relative value manager, meaning we can and do buy “growth” stocks when compressed valuation provides us with a reasonable attachment point. Over the last several years, the entry points have been less available, as multiples expanded relentlessly as investors sought out, and paid for, rock-solid top and bottom-line growth in a world fraught with uncertainty due to trade conflict and the slowing global economy.

Throughout this time period, Cambiar was successful in underwriting many high-quality companies that were not embedding overly optimistic assumptions about their future. Several of our Information Technology holdings, specifically NXP Semiconductors, ASML Holding and SAP are good examples of solid underwriting of companies with the attributes that we look for: defensible franchises with low gearing and high returns on capital, run by a management team that has a proven track record of successful capital stewardship.

NXP Semiconductors designs semiconductors, namely MCUs (Micro Controller Units), in addition to application processors, RF power amplifiers and RFID for various end markets. Approximately half of their revenues are derived from automotive-facing applications, with the rest divided fairly evenly between industrial, mobile and communication infrastructure. NXPI is the leading player in the global automotive semiconductor market, with 13% global market share. Within the car, NXPI ranks #1 in connectivity, radar, powertrain, body & comfort, connected infotainment and secure network and gateways. The biggest driver for NXPI in autos is content growth for its products (vs. volume growth of cars sold); the company should be a direct beneficiary of the shift in vehicle architecture from internal combustion engines to electric/hybrid vehicles, given the increasing adoption of autonomous and semi-autonomous systems on cars, active safety systems and more sophisticated infotainment systems. As of today, the average car has $380 of semiconductor content value. Cars with the aforementioned features can average between $1,200-$2,000 worth of semiconductor content. This opportunity is unlikely to be monetized overnight; however, the current pace of adoption will support high single-digit top-line growth. Additionally, at an operational level, there is an opportunity to increase gross and operating margins that currently stand at 53% and 28%, respectively. The company’s current three-year plan calls for 53-57% gross margins and 31-34% operating margins.

Another name in our technology stack is ASML, the 800lb gorilla in the lithography equipment that is used to make semiconductor chips. ASML holds a 60% global market share in units, and ~80% market share in terms of value. More importantly, ASML has a virtual monopoly position in the most leading-edge technology for making advanced semiconductor chips. The story for ASML over the next several years is the monetization of their most advanced product called EUV (Extreme Ultra Violet), which was launched in 2017 after a decade of research and development. EUV has been loss-making/breakeven for ASML because of the lack of scale; however, as revenues continue to ramp over the next several years, gross margins will rise from ~20% today to 40% by 2020. When Cambiar purchased the stock in March of 2019, we felt that investors were underestimating the earnings trajectory based on a too-conservative view on semi cap equipment spend and the degree of margin improvement that ASML could achieve by 2020.

SAP was purchased for the Fund in January 2018. SAP is the world’s largest enterprise software company, with both on-premise software and cloud applications. The stock had dramatically underperformed its global peers in recent years due to concerns around on-premise software deployments getting disintermediated by the cloud. In our opinion, this view did not properly take into account that SAP was in front of a major new product cycle that represented the biggest change to the software platform in nearly 15 years. As such, SAP was under-earning as they absorbed expenses related to the new product launch and the associated costs of building infrastructure for cloud deployments. It was Cambiar’s belief that as the business mix for SAP shifted from 87% Enterprise Resource Planning (ERP) revenues to 75%-80% subscription-based cloud offering, top-line, margins and earnings would improve dramatically. Indeed, this shift is occurring, and the market has begun to reward SAP.

Baidu, the dominant search provider in China, was the largest detractor to performance over the past fiscal year. To their credit, Baidu continues to maintain an unassailable position in search, which is the company’s cash-cow. Yet with the rise in social media and the information embedded within these new applications, traditional search began to lose share to companies like Bytedance, Meituan, and Didi – all of whom are competing with Baidu for digital advertising space at a time when the Chinese economy began to turn sluggish. This combination led to excess inventory and reduced pricing. Baidu also began to incur margin pressure from costs related to iQiyi, its AI efforts and the company’s smart home products. Cambiar exited the position shortly after the company reported second-quarter earnings, which reflected a clear loss of market share and relevance to consumers.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR INTERNATIONAL
EQUITY FUND
(UNAUDITED)

ArcelorMittal, formed by the merger of French company Arcelor and Indian company Mittal Steel in 2006, is the world’s largest steel producer. The company is the leader in all major regions and industries, including automotive, construction, household appliances, and packaging. In addition to steel, ArcelorMittal is also a significant producer of iron ore. Cambiar’s investment case was predicated on a number of factors that together would manifest in robust free cash flows, namely: (1) supply-side reform in China that would remove excess capacity and tighten global markets, (2) capital expenditure cuts and (3) increased operational efficiency. Although all three factors were indeed tailwinds for Arcelor during our holding period, steel market fundamentals remained difficult globally, most notably in Europe and the US. Sequentially lower steel shipments weighed on margins, resulting in lower forward-year earnings visibility. The duration of the US-China trade war has also taken a toll on an otherwise high-quality company. With 50% of its sales in Europe, Arcelor also suffered disproportionately from the automotive slowdown in that region. After owning the stock for two years, Cambiar sold the position in May 2019.

Rolls Royce was the third-largest detractor to relative performance. It is a unique company in UK history, with a strong position in global aircraft propulsion for civil and military. The company’s engines famously powered the British air force’s top planes in the Second World War, and its portfolio evolved into the jet age. The investment case is based on the monetization of their dominant position in the civil widebody end market. Rolls has earned a monopoly position on both the A330 and A350 widebodies and a 38% share of the B787. Their civil aviation order book exceeds $100 billion, providing many years of revenue visibility in a duopolistic market. Operating margin and Free Cash Flow (FCF) conversion should improve due to a much larger installed base generating more frequent and regular servicing and spare parts (these generate very high EBIT margins in the 40% range), along with decreased losses from new engines as volume ramp and manufacturing efficiencies begin to manifest. Cambiar purchased the position in May of 2019 and the Fund continues to maintain a position. One issue that continues to temporarily dampen investor enthusiasm for the stock is the Trent 1000 engine that is on the Boeing 787 airframe. Rolls’ compressor blades have tended to crack and thus require a re-design. Rolls had taken a large charge for this well before our involvement but continues to accrue more costs. Encouragingly, there are fewer grounded Trent 1000 787s now than at the beginning of the year or in 2018, and the company continues to work through these repairs. Once there is a line of sight to closure of this issue, Cambiar believes the stock will be poised to re-rate to the upside.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR INTERNATIONAL EQUITY FUND
(UNAUDITED)

Growth of a $10,000 Investment

AVERAGE ANNUAL TOTAL RETURN(1) FOR PERIODS ENDED OCTOBER 31, 2019
	1-Year Return	3-Year Return	5-Year Return	10-Year Return	Annualized Inception to Date
Investor Class Shares	5.88%	4.75%	3.07%	6.28%	7.10%
Institutional Class Shares	5.99%	4.87%	3.20%	N/A	5.61%
MSCI EAFE Index	11.04%	8.48%	4.31%	5.41%	4.63%

(1) Returns shown represent the performance of the Investor Class Shares and Institutional Class Shares. The performance of the Institutional Class Shares may vary as a result of shareholder servicing fees paid by the Investor Class Shares. Investor Class Shares were offered beginning September 9, 2002 and Institutional Class Shares were offered beginning November 30, 2012. The MSCI EAFE Index annualized inception to date return since September 9, 2002.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower. The Fund’s performance assumes the reinvestment of dividends and capital gains. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative indices on page 7.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR INTERNATIONAL SMALL CAP FUND
(UNAUDITED)

Cambiar International Small Cap Fund – The Cambiar International Small Cap Fund posted a total return of 13.14% for the reporting period, compared to the MSCI EAFE Small Cap Index, which increased by 8.82%. As a result, the Fund outperformed the index by a little over 400bps. The outperformance reflects two unique periods of solid performance. First, the Fund continued to benefit from strong downside mitigation, particularly during the profound weakness in Q4 2018. Second, the Fund has also done well in the stronger markets of 2019. This fits nicely with one of the central goals at Cambiar Investors: participate in up markets but make sure to mitigate capital loss in down markets.

The overwhelming majority of the outperformance for the Fund was generated by stock selection. In fact, positive stock selection across the majority of sectors resulted in nearly 900bps of excess return for the Fund. Performance headwinds in the period included an underweighting in Real Estate and an elevated cash position. On the former, Real Estate issues benefited from lower interest rates and its designation as a potential “safety trade.” The discipline at Cambiar is to focus on stock selection, as opposed to making sector calls; as such, the single stock owned in real estate has been Ichigo, which has thankfully performed quite well, with stock selection erasing a good portion of the negative allocation effect. Similarly, cash has represented a performance drag over the past year. Cambiar does not think about cash as a tactical asset; rather, our process focuses on the stocks, while cash is simply the result of buy and sell decisions.

Individual highlights included Italian asset manager Azimut, which benefitted from recovering sentiment in Italy, an improved fee model and a solid structural tailwind from savings migration to managed products. The Fund’s holdings in Healthcare were an additional value-add, led by Zai Lab, BTG and Virbec (which benefitted, respectively, from successful drug development in China, a take-out by Boston Scientific, and the resolution of multi-year production issues in the US). Consumer staples and Utilities rounded out sectors driving more than 100bps of relative outperformance, led respectively by Britvic, Sapporo and Greencore, as well as Acea and Contour Global. The positive contribution from 9 of 11 sectors was encouraging, and the dominance of stock selection over shorter-term allocation issues represents strong confirmation of the discipline’s efficacy.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR INTERNATIONAL SMALL CAP FUND
(UNAUDITED)

Growth of a $100,000 Investment

AVERAGE ANNUAL TOTAL RETURN(1) FOR PERIODS ENDED OCTOBER 31, 2019
	1-Year Return	3-Year Return	Annualized Inception to Date
Institutional Class Shares	13.14%	10.60%	6.84%
MSCI EAFE Small Cap Index	8.82%	8.55%	7.54%

(1) Commenced operations on November 18, 2014.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower. The Fund’s performance assumes the reinvestment of dividends and capital gains. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative indices on page 7.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR GLOBAL EQUITY FUND
(UNAUDITED)

Cambiar Global Equity Fund – The Cambiar Global Equity Fund posted a gain of 11.32% for the period, modestly trailing the MSCI World Index return of 12.69%. The Fund’s small performance lag reflected both significantly better relative performance in 2019, and the lingering impact of a more difficult 2018, particularly during the fourth quarter.

The Fund lagged the index late last year, as markets corrected and international stocks (EAFE) underperformed the U.S. markets by a wide margin. With the Fund’s stance favoring more attractively-valued stocks outside the U.S., this positioning served as a temporary impediment to performance. As suggested, 2019 has unfolded somewhat differently. The U.S. weighting in global capitalization remains at all-time post-WWII highs at 62%. Cambiar has not been willing to go this far in the Fund’s U.S. allocation, which is currently closer to 45%. As U.S. equities continue to outperform their international counterparts, this lower exposure to U.S. has been a slight performance headwind in 2019, although this has been more than offset by better stock selection.

The central themes as it pertains to global performance remain two-fold: first, growth stocks retain their performance advantage over value (800+ bps in the period); second, the U.S. continues to outperform many of its regional peers. In Cambiar’s view, the latter may actually represent a unique aspect of the former, the growth-over-value phenomenon. As investors globally seek both growth and safety and a preference for dollars, the U.S. has been the favored investment destination.

Despite the market’s continued preference for growth stocks and home country (i.e., U.S.) bias, the Fund has benefited from positive stock selection. Among the better-performing groups in the period were Healthcare, Energy, Consumer Staples and Industrials. Two of the top performers in health care were Incyte, one of the best small molecule oncology companies, and Smith and Nephew, which has benefited from improved top-line growth and stronger profitability. Within Energy, the Fund benefited from the takeout of Anadarko, and a sharp recovery in the stock price of Tyson Foods (Consumer Staples) was another notable contributor to performance. Additional bright spots for the Fund over the past year were Carlsberg and Airbus.

Performance detractors included below-benchmark performance in the Communication Services and Technology sectors, as well as a slightly elevated cash position. Chinese search company Baidu was a notable underperformer; the stock had been a solid performer in prior periods (and was trimmed accordingly); however, the stock had become more challenged via a combination of maturing search growth activity, lost market share, and waning cost-consciousness. Upon review, the position was sold from the Fund. Twitter was an additional drag on Fund return. After a couple of years of very strong performance, the stock has stumbled on revenue growth falling below guidance. Cambiar sees this as a temporary setback, and we continue to view Twitter as an advantaged media company with strong growth and formidable cash flow characteristics.

Technology represented a somewhat different issue. Stock selection has been just fine; the problem has been the small allocation to an outperforming sector. Our exposure has increased recently, with the purchase of Skyworks, a leading global semiconductor company specializing in the components that enable the radio functions of today’s advanced smartphones.

To conclude, we are encouraged by the better performance in 2019, despite the lingering impact from 2018 difficulties. The investment objective has not changed – focus on owning well-managed companies that are leaders in their industry, demonstrate a consistent pattern of value creation, and trade at attractive valuations. This approach has proven efficacious over the long-term, despite the inevitability of short-term periods of time when our style is out of favor.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR GLOBAL EQUITY FUND
(UNAUDITED)

Growth of a $10,000 Investment

AVERAGE ANNUAL TOTAL RETURN(1) FOR PERIODS ENDED OCTOBER 31, 2019
	1-Year Return	3-Year Return	5-Year Return	Annualized Inception to Date
Investor Class Shares	11.32%	7.63%	4.93%	8.71%
MSCI World Index	12.69%	11.86%	7.58%	10.53%

(1) Commenced operations on November 30, 2011.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower. The Fund’s performance assumes the reinvestment of dividends and capital gains. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative indices on page 7.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR GLOBAL ULTRA FOCUS FUND
(UNAUDITED)

Cambiar Global Ultra Focus Fund – The Fund gained 8.04%, versus a 12.69% return for the MSCI World Index during the fiscal year. Most of the damage occurred in the fourth calendar quarter of 2018, as several positions simply melted down during a negative market liquidity squall. Many of these positions recovered nicely in 2019, such that the Fund’s year-to-date performance is now quite competitive. Nonetheless, the aggregate results since 2016 have been underwhelming. The batting average within the Fund has been below expectations – resulting in greater downside variation to return, given the Fund’s more focused portfolio construction approach. The Fund’s best performers in 2019 have been Anadarko Petroleum (Energy), whose stock was taken over by Occidental Petroleum in the second quarter of 2019, as well as Alphabet (Communication Services). The Fund’s worst areas of performance have been in Consumer Staples, where losses from tobacco positions entered into in 2017 and early 2018 performed very poorly in late 2018, along with poor performance from beverage supplier Molson Coors. The Fund exited all of these positions at losses and has redeployed capital elsewhere.

The Fund employs a concentrated strategy, and typically holds 20-30 positions in global equities of varying capitalization ranges. The Fund’s objective is to gain long term capital appreciation by acquiring larger positions in equities that it deems to be distinctly undervalued with a range of drivers and returns, and to seek to achieve this by identifying uniquely attractive buy and sell points in which to build or exit these positions. Due to the concentrated nature of the Fund and the idiosyncratic nature of its positions, performance on a quarterly and annual basis can be very volatile, and for this reporting period, it was true to form. Given the Fund’s more focused portfolio construction approach and long-term performance orientation, investors are encouraged to look at 3-5 year expected holding periods for this strategy.

On a regional basis, the Fund remains tilted to the U.S. markets; the balance of the Fund is primarily invested in Europe/U.K. companies. The Fund currently has no exposure to Japan or Emerging Markets. International stocks in the Fund have performed relatively better versus U.S. counterparts in 2019, but this performance has been highly concentrated in growthier stocks. Offshore investment has not been very purposeful.

The investment management landscape has changed significantly since this fund was launched in 2007. At the time, the intent was to deliver something a bit different and unusual in the context of the mutual fund landscape, including concentration, geographic and capitalization opportunism, and some of the features of a two-sided balance sheet. All in a 1940-Act Fund. The Fund has endeavored to have a truly global investment horizon and personality. While this may yet prove valuable, it has been a liability in the landscape of the last decade, where U.S. stocks have enjoyed a historic performance advantage over international counterparts. As it happened, the unsettled nature of the markets in early 2019 created an above-average set of opportunities for the Fund.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR GLOBAL ULTRA FOCUS FUND
(UNAUDITED)

Growth of a $10,000 Investment

AVERAGE ANNUAL TOTAL RETURN(1) FOR PERIODS ENDED OCTOBER 31, 2019
	1-Year Return	3-Year Return	5-Year Return	10-Year Return	Annualized Inception to Date
Investor Class Shares	8.04%	4.27%	2.17%	9.34%	6.57%
MSCI World Index	12.69%	11.86%	7.58%	9.48%	5.13%

(1) Commenced operations on August 31, 2007.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower. The Fund’s performance assumes the reinvestment of dividends and capital gains. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative indices on page 7.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR OPPORTUNITY FUND
OCTOBER 31, 2019

SECTOR WEIGHTINGS (Unaudited)†

† Percentages based on total investments.

SCHEDULE OF INVESTMENTS

COMMON STOCK — 98.1%

	Shares	Value

AEROSPACE/DEFENSE EQUIPMENT — 3.2%
Raytheon	35,000	$7,427,350

AIR FREIGHT & LOGISTICS — 2.4%
United Parcel Service, Cl B	49,000	5,643,330

AIRLINES — 3.1%
Delta Air Lines	130,000	7,160,400

BANKS — 7.4%
Citigroup	95,000	6,826,700
Citizens Financial Group	130,000	4,570,800
Wells Fargo	110,000	5,679,300

		17,076,800

BIOTECHNOLOGY — 5.1%
Biogen *	16,000	4,779,360
Gilead Sciences	108,000	6,880,680

		11,660,040

CAPITAL MARKETS — 8.2%
Charles Schwab	114,000	4,640,940
Goldman Sachs Group	34,000	7,254,920
KKR	240,000	6,919,200

		18,815,060

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR OPPORTUNITY FUND
OCTOBER 31, 2019

COMMON STOCK — continued

	Shares	Value

CHEMICALS — 5.8%
Corteva	240,000	$6,331,200
Dow	140,000	7,068,600

		13,399,800

CONSUMER FINANCE — 3.1%
American Express	60,000	7,036,800

DIVERSIFIED TELECOMMUNICATION SERVICES — 3.4%
Verizon Communications	130,000	7,861,100

ELECTRICAL EQUIPMENT — 3.1%
Rockwell Automation	41,000	7,051,590

HEALTH CARE EQUIPMENT & SERVICES — 3.1%
Medtronic	65,000	7,078,500

HEALTH CARE PROVIDERS & SERVICES — 2.1%
Centene *	90,000	4,777,200

INSURANCE — 5.7%
American International Group	130,000	6,884,800
Principal Financial Group	117,000	6,245,460

		13,130,260

INTERACTIVE MEDIA & SERVICES — 6.4%
Alphabet, Cl A *	6,000	7,552,800
Twitter *	240,000	7,192,800

		14,745,600

INTERNET & DIRECT MARKETING RETAIL — 3.3%
Booking Holdings *	3,700	7,580,449

MACHINERY — 3.2%
Stanley Black & Decker	48,000	7,263,840

OIL, GAS & CONSUMABLE FUELS — 3.0%
Chevron	60,000	6,968,400

PHARMACEUTICALS — 3.2%
Johnson & Johnson	55,000	7,262,200

REAL ESTATE INVESTMENT TRUSTS — 2.2%
Invitation Homes	164,480	5,064,339

SEMI-CONDUCTORS & EQUIPMENT — 10.0%
Applied Materials	150,000	8,139,000
Marvell Technology Group	280,000	6,829,200
Skyworks Solutions	87,000	7,922,220

		22,890,420

SOFTWARE — 3.0%
VMware, Cl A *	44,000	6,963,880

SPECIALTY RETAIL — 3.1%
Home Depot	30,000	7,037,400

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR OPPORTUNITY FUND
OCTOBER 31, 2019

COMMON STOCK — continued

	Shares	Value
TECHNOLOGY HARDWARE STORAGE & PERIPHERALS — 3.0%
HP	400,000	$6,948,000

WATER UTILITIES — 2.0%
American Water Works	37,000	4,560,990

TOTAL COMMON STOCK
(Cost $192,848,515)		225,403,748

TOTAL INVESTMENTS — 98.1%
(Cost $192,848,515)		$225,403,748

Percentages are based on Net Assets of $229,664,768.

*	Non-income producing security.

Cl — Class

As of October 31, 2019, all of the Fund’s investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the year ended October 31, 2019, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR SMID FUND
OCTOBER 31, 2019

SECTOR WEIGHTINGS (Unaudited)†

† Percentages based on total investments.

SCHEDULE OF INVESTMENTS

COMMON STOCK — 91.6%

	Shares	Value

AEROSPACE/DEFENSE EQUIPMENT — 2.6%
Huntington Ingalls Industries	6,110	$1,378,782

AIR FREIGHT & LOGISTICS — 2.4%
Expeditors International of Washington	17,820	1,299,791

AIRLINES — 2.6%
Alaska Air Group	19,760	1,371,937

BANKS — 8.5%
BankUnited	37,570	1,288,651
East West Bancorp	23,220	996,602
PacWest Bancorp	28,590	1,057,544
Zions Bancorp	24,950	1,209,327

		4,552,124

BIOTECHNOLOGY — 2.7%
Incyte *	17,210	1,444,263

BUILDING PRODUCTS — 2.2%
Masco	25,360	1,172,900

CHEMICALS — 2.4%
Westlake Chemical	20,360	1,286,548

DIVERSIFIED FINANCIAL SERVICES — 2.3%
AXA Equitable Holdings	57,130	1,234,008

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR SMID FUND
OCTOBER 31, 2019

COMMON STOCK — continued

	Shares	Value

ELECTRICAL EQUIPMENT — 2.6%
Hubbell, Cl B	9,570	$1,356,069

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 2.3%
IPG Photonics *	9,170	1,231,348

FOOD PRODUCTS — 2.1%
JM Smucker	10,290	1,087,447

GAS UTILITIES — 2.4%
Atmos Energy	11,400	1,282,272

INSURANCE — 9.9%
American Financial Group	12,420	1,292,177
Arch Capital Group *	33,920	1,416,499
Axis Capital Holdings	20,870	1,240,304
Fidelity National Financial	28,410	1,302,315

		5,251,295

IT SERVICES — 9.6%
Euronet Worldwide *	8,250	1,155,577
Leidos Holdings	15,990	1,378,818
MAXIMUS	16,190	1,242,421
Sabre	57,330	1,346,108

		5,122,924

LIFE SCIENCES TOOLS & SERVICES — 5.1%
Bruker	29,830	1,327,435
QIAGEN *	47,240	1,408,225

		2,735,660

MACHINERY — 5.1%
Lincoln Electric Holdings	14,360	1,286,225
Toro	18,740	1,445,416

		2,731,641

REAL ESTATE INVESTMENT TRUSTS — 2.5%
Invitation Homes	43,380	1,335,670

ROAD & RAIL — 2.4%
Knight-Swift Transportation Holdings, Cl A	34,930	1,273,548

SEMI-CONDUCTORS & INSTRUMENTS — 5.1%
ON Semiconductor *	64,460	1,314,984
Qorvo *	17,510	1,415,859

		2,730,843

SOFTWARE — 2.7%
CDK Global	28,310	1,430,787

SPECIALTY RETAIL — 4.8%
Advance Auto Parts	7,340	1,192,603
Penske Automotive Group	28,310	1,379,263

		2,571,866

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR SMID FUND
OCTOBER 31, 2019

COMMON STOCK — continued

	Shares	Value

TEXTILES, APPAREL & LUXURY GOODS — 4.1%
Levi Strauss, Cl A	70,270	$1,252,212
PVH	10,590	923,024

		2,175,236

TRADING COMPANIES & DISTRIBUTORS — 2.8%
Air Lease, Cl A	34,160	1,502,357

WATER UTILITIES — 2.4%
Aqua America	28,210	1,278,759

TOTAL COMMON STOCK
(Cost $41,247,024)		48,838,075

TOTAL INVESTMENTS — 91.6%
(Cost $41,247,024)		$48,838,075

Percentages are based on Net Assets of $53,309,232.

*	Non-income producing security.

Cl — Class

As of October 31, 2019, all of the Fund’s investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the year ended October 31, 2019, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR SMALL CAP FUND
OCTOBER 31, 2019

SECTOR WEIGHTINGS (Unaudited)†

† Percentages based on total investments.

SCHEDULE OF INVESTMENTS

COMMON STOCK — 97.2%

	Shares	Value

AEROSPACE & DEFENSE — 2.1%
Parsons *	50,000	$1,780,000

AIR FREIGHT & LOGISTICS — 4.2%
Forward Air	28,000	1,936,760
Hub Group, Cl A *	35,000	1,603,000

		3,539,760

BANKS — 12.3%
First Midwest Bancorp	84,000	1,725,360
Independent Bank Group	31,000	1,657,570
TCF Financial	45,000	1,781,550
Umpqua Holdings	102,000	1,613,640
United Bankshares	45,000	1,779,300
United Community Banks	63,000	1,903,230

		10,460,650

BIOTECHNOLOGY — 2.9%
Athenex *	56,000	618,240
Emergent BioSolutions *	32,000	1,829,120

		2,447,360

BUILDING PRODUCTS — 2.4%
PGT Innovations *	118,000	2,083,880

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR SMALL CAP FUND
OCTOBER 31, 2019

COMMON STOCK — continued

	Shares	Value

CHEMICALS — 3.9%
Cabot	43,000	$1,874,370
Orion Engineered Carbons	88,000	1,457,280

		3,331,650

COMMERCIAL SERVICES & SUPPLIES — 5.1%
Healthcare Services Group	34,000	828,240
Interface, Cl A	105,000	1,746,150
Ritchie Bros Auctioneers	43,000	1,768,160

		4,342,550

COMMUNICATIONS EQUIPMENT — 1.9%
ViaSat *	24,000	1,652,160

CONSTRUCTION & ENGINEERING — 2.1%
NV5 Global *	25,000	1,810,750

ELECTRIC UTILITIES — 4.2%
IDACORP	17,000	1,829,540
PNM Resources	33,600	1,752,240

		3,581,780

ELECTRICAL EQUIPMENT — 4.4%
EnerSys	29,000	1,938,940
nVent Electric	77,000	1,775,620

		3,714,560

ELECTRONIC EQUIPMENT INSTRUMENTS & COMPONENTS — 2.6%
Vishay Intertechnology	108,000	2,176,200

FOOD PRODUCTS — 2.3%
Hain Celestial Group *	81,000	1,914,840

HEALTH CARE PROVIDERS & SERVICES — 2.7%
BioTelemetry *	39,000	1,535,040
CorVel *	10,000	791,200

		2,326,240

HEALTH CARE TECHNOLOGY — 1.7%
HMS Holdings *	43,000	1,405,670

INSURANCE — 6.4%
Axis Capital Holdings	27,000	1,604,610
First American Financial	32,000	1,976,960
RenaissanceRe Holdings	10,000	1,871,800

		5,453,370

INTERACTIVE MEDIA & SERVICES — 2.0%
Yelp, Cl A *	49,000	1,690,990

IT SERVICES — 1.9%
Science Applications International	20,000	1,652,400

LIFE SCIENCES TOOLS & SERVICES — 1.8%
Bruker	34,000	1,513,000

MACHINERY — 4.4%
Alamo Group	16,000	1,712,960
Mueller Water Products, Cl A	171,000	2,000,700

		3,713,660

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR SMALL CAP FUND
OCTOBER 31, 2019

COMMON STOCK — continued

	Shares	Value

OIL, GAS & CONSUMABLE FUELS — 2.2%
Delek US Holdings	47,000	$1,877,650

PROFESSIONAL SERVICES — 2.0%
ManpowerGroup	19,000	1,727,480

REAL ESTATE INVESTMENT TRUST — 4.1%
American Homes 4 Rent, Cl A	67,000	1,773,490
Hudson Pacific Properties	46,730	1,678,542

		3,452,032

REAL ESTATE MANAGEMENT & DEVELOPMENT — 2.1%
Marcus & Millichap *	50,000	1,786,000

SEMI-CONDUCTORS & EQUIPMENT — 4.6%
Advanced Energy Industries *	35,000	2,068,500
Rambus *	135,000	1,869,075

		3,937,575

SOFTWARE — 2.0%
CommVault Systems *	33,900	1,683,813

SPECIALTY RETAIL — 2.3%
Penske Automotive Group	40,000	1,948,800

TEXTILES, APPAREL & LUXURY GOODS — 2.2%
Carter’s	19,000	1,904,560

TRADING COMPANIES & DISTRIBUTORS — 2.3%
Air Lease, Cl A	45,000	1,979,100

WIRELESS TELECOMMUNICATION SERVICES — 2.1%
Telephone & Data Systems	67,000	1,748,030

TOTAL COMMON STOCK (Cost $72,163,736)		82,636,510

TOTAL INVESTMENTS — 97.2%
(Cost $72,163,736)		$82,636,510

Percentages are based on Net Assets of $85,035,802.

*	Non-income producing security.

Cl — Class

As of October 31, 2019, all of the Fund’s investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the year ended October 31, 2019, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR INTERNATIONAL
EQUITY FUND
OCTOBER 31, 2019

SECTOR WEIGHTINGS (Unaudited)†

† Percentages based on total investments.

SCHEDULE OF INVESTMENTS

COMMON STOCK — 96.1%

	Shares	Value

CANADA — 1.8%
Nutrien	912,000	$43,584,480

DENMARK — 2.3%
Carlsberg, Cl B	386,840	54,421,391

FINLAND — 1.9%
Nordea Bank Abp	6,272,500	45,882,399

FRANCE — 16.3%
Accor	1,065,000	45,753,831
Airbus	386,000	55,285,539
AXA	1,972,597	52,107,872
Capgemini	405,000	45,598,749
Danone	876,900	72,724,548
Engie	3,516,292	58,806,181
EssilorLuxottica	379,387	57,884,211

		388,160,931

GERMANY — 15.8%
BASF	577,100	43,915,519
Deutsche Boerse	335,720	52,026,827
Deutsche Post	1,547,915	54,812,854
E.ON	4,400,630	44,353,788
RWE	1,731,058	52,764,622

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR INTERNATIONAL
EQUITY FUND
OCTOBER 31, 2019

COMMON STOCK — continued

	Shares	Value

GERMANY — continued
SAP	579,957	$76,842,912
Siemens Healthineers (A)	1,229,000	52,216,943

		376,933,465

HONG KONG — 4.2%
AIA Group	4,874,200	48,798,294
Sands China	10,390,000	51,380,177

		100,178,471

JAPAN — 12.9%
FANUC	272,800	54,565,052
Hitachi	1,445,000	54,446,755
Murata Manufacturing	1,052,075	57,119,323
Otsuka Holdings	1,256,900	52,817,967
Secom	617,800	57,580,859
Toray Industries	4,287,422	30,598,353

		307,128,309

NETHERLANDS — 14.1%
AerCap Holdings *	964,514	55,826,070
ASML Holding	190,000	49,798,131
Koninklijke DSM	618,532	73,296,407
NXP Semiconductors	516,400	58,704,352
Prosus *	664,422	45,817,863
Royal Dutch Shell ADR, Cl A	893,139	51,775,268

		335,218,091

NORWAY — 2.0%
DNB	2,570,496	46,707,577

SINGAPORE — 2.1%
DBS Group Holdings	2,658,100	50,799,809

SPAIN — 6.1%
ACS Actividades de Construccion y Servicios	1,143,320	46,402,506
Industria de Diseno Textil	1,602,400	49,951,016
Repsol	3,029,082	49,661,512

		146,015,034

SWITZERLAND — 4.6%
Julius Baer Group	1,156,317	51,011,572
Roche Holding	193,047	58,080,436

		109,092,008

UNITED KINGDOM — 12.0%
Anglo American	2,057,000	52,800,570
BAE Systems	6,841,017	51,060,169
HSBC Holdings ADR	1,143,205	43,201,717
Lloyds Banking Group	71,166,956	52,361,858
Rolls-Royce Holdings	4,145,000	38,067,916

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR INTERNATIONAL
EQUITY FUND
OCTOBER 31, 2019

COMMON STOCK — continued

	Shares	Value

UNITED KINGDOM — continued
Smith & Nephew ADR	1,116,033	$48,234,946

		285,727,176

TOTAL COMMON STOCK
(Cost $1,968,549,353)		2,289,849,141

TOTAL INVESTMENTS — 96.1%
(Cost $1,968,549,353)		$2,289,849,141

         Percentages are based on Net Assets of $2,382,386,738.

*       Non-income producing security.

(A)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On October 31, 2019, the value of these securities amounted to $52,216,943, representing 2.2% of the net assets of the Fund.

ADR — American Depositary Receipt

Cl — Class

As of October 31, 2019, all of the Fund’s investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the year ended October 31, 2019, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR INTERNATIONAL SMALL CAP FUND
OCTOBER 31, 2019

SECTOR WEIGHTINGS (Unaudited)†

† Percentages based on total investments.

SCHEDULE OF INVESTMENTS

COMMON STOCK — 87.9%

	Shares	Value

CHINA — 3.7%
Greatview Aseptic Packaging	90,300	$45,519
Zai Lab ADR *	1,554	52,510

		98,029

DENMARK — 2.1%
GN Store Nord	1,280	56,254

FINLAND — 2.0%
Nokian Renkaat	1,876	53,563

FRANCE — 13.9%
Eurazeo	784	54,650
Euronext (A)	676	54,472
Fnac Darty *	831	48,055
JCDecaux	1,813	49,540
Remy Cointreau	488	65,257
Vilmorin & Cie	963	52,628
Virbac *	202	49,226

		373,828

GERMANY — 8.2%
Brenntag	1,150	57,717
Duerr	1,432	42,228
HOCHTIEF	458	57,108

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR INTERNATIONAL SMALL CAP FUND
OCTOBER 31, 2019

COMMON STOCK — continued

	Shares	Value

GERMANY — continued
KION Group	962	$63,924

		220,977

HONG KONG — 2.8%
ASM Pacific Technology	5,300	74,198

ITALY — 4.3%
Azimut Holding	2,696	55,386
Buzzi Unicem	2,496	60,241

		115,627

JAPAN — 17.0%
DeNA *	2,500	42,759
Ichigo	17,700	70,970
OKUMA	1,050	63,589
Rohm	800	64,154
Sapporo Holdings	2,246	56,717
Sohgo Security Services	1,200	65,673
T Hasegawa	2,300	43,214
Taiyo Yuden	1,900	51,041

		458,117

LUXEMBOURG — 2.3%
L’Occitane International	27,450	61,864

NORWAY — 2.2%
Schibsted, Cl A	2,050	60,188

SPAIN — 2.0%
Cia de Distribucion Integral Logista Holdings	2,593	54,340

SWITZERLAND — 2.8%
VAT Group * (A)	506	74,195

UNITED KINGDOM — 19.1%
boohoo Group *	14,545	49,740
Britvic	4,289	54,835
ContourGlobal (A)	26,329	71,792
Electrocomponents	8,064	71,052
Greencore Group	17,119	51,535
Lancashire Holdings	7,572	69,787
LivaNova *	630	44,560
Senior	20,215	48,365
Tate & Lyle	5,958	51,940

		513,606

UNITED STATES — 5.5%
Despegar.com *	5,122	57,264
ICON *	340	49,946
Lazard, Cl A (B)	1,095	40,876

		148,086

TOTAL COMMON STOCK (Cost $2,106,716)		2,362,872

TOTAL INVESTMENTS — 87.9% (Cost $2,106,716)		$2,362,872

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR INTERNATIONAL SMALL CAP FUND
OCTOBER 31, 2019

Percentages are based on Net Assets of $2,688,871.
*	Non-income producing security.
(A)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On October 31, 2019, the value of these securities amounted to $200,459, representing 7.5% of the net assets of the Fund.

(B)	Securities considered Master Limited Partnerships. At October 31, 2019, these securities amounted $40,876 or 1.5% of Net Assets.

ADR — American Depositary Receipt

Cl — Class

As of October 31, 2019, all of the Fund’s investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the year ended October 31, 2019, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR GLOBAL EQUITY FUND
OCTOBER 31, 2019

SECTOR WEIGHTINGS (Unaudited)†

† Percentages based on total investments.

SCHEDULE OF INVESTMENTS

COMMON STOCK — 97.1%

	Shares	Value

DENMARK — 2.3%
Carlsberg ADR, Cl B	9,279	$261,297

FRANCE — 8.7%
Airbus ADR	7,506	269,465
AXA ADR	8,305	219,169
Danone ADR	14,467	238,706
EssilorLuxottica ADR	3,544	271,222

		998,562

GERMANY — 8.6%
Deutsche Post ADR	7,152	253,538
E.ON ADR	21,244	213,290
SAP ADR	2,248	298,040
Siemens Healthineers ADR	10,490	222,703

		987,571

HONG KONG — 2.2%
AIA Group ADR	6,265	249,723

JAPAN — 2.1%
FANUC ADR	12,026	236,191

NETHERLANDS — 10.8%
AerCap Holdings *	4,190	242,517
ASML Holding	997	261,184

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR GLOBAL EQUITY FUND
OCTOBER 31, 2019

COMMON STOCK — continued

	Shares	Value

NETHERLANDS — continued
Koninklijke DSM ADR	8,247	$244,524
NXP Semiconductors	2,308	262,373
Royal Dutch Shell ADR, Cl A	3,893	225,677

		1,236,275

NORWAY — 1.7%
DNB ADR	11,052	200,594

SPAIN — 3.9%
ACS Actividades de Construccion y Servicios ADR *	29,039	234,054
Industria de Diseno Textil ADR	14,058	219,727

		453,781

UNITED KINGDOM — 5.4%
HSBC Holdings ADR	5,179	195,714
Lloyds Banking Group ADR	65,265	189,269
Smith & Nephew ADR	5,353	231,356

		616,339

UNITED STATES — 51.4%
Accor ADR	25,475	219,085
Alphabet *	195	245,466
American Express	2,048	240,189
American International Group	4,055	214,753
Biogen *	649	193,863
Booking Holdings *	125	256,096
Charles Schwab	5,122	208,517
Chevron	1,885	218,924
Citigroup	3,467	249,139
Corteva	8,191	216,079
Delta Air Lines	4,486	247,089
Gilead Sciences	3,405	216,933
Home Depot	1,038	243,494
HP	8,755	152,074
Incyte *	2,669	223,982
JM Smucker	1,705	180,184
Johnson & Johnson	1,921	253,649
Marvell Technology Group	9,167	223,583
Medtronic	2,235	243,391
Prosus ADR *	15,269	211,323
Raytheon	1,244	263,989
Rockwell Automation	1,306	224,619
Skyworks Solutions	2,779	253,056
Twitter *	7,649	229,241
Verizon Communications	3,921	237,103
VMware, Cl A *	1,401	221,736

		5,887,557

TOTAL COMMON STOCK (Cost $9,529,172)		11,127,890

TOTAL INVESTMENTS — 97.1% (Cost $9,529,172)		$11,127,890

Percentages are based on Net Assets of $11,460,702.
*	Non-income producing security.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR GLOBAL EQUITY FUND
OCTOBER 31, 2019

ADR — American Depositary Receipt

Cl — Class

As of October 31, 2019, all of the Fund’s investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the year ended October 31, 2019, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR GLOBAL ULTRA
FOCUS FUND
OCTOBER 31, 2019

SECTOR WEIGHTINGS (Unaudited)†

† Percentages based on total investments.

SCHEDULE OF INVESTMENTS

COMMON STOCK — 95.1%

	Shares	Value

FRANCE — 7.9%
Accor	38,000	$1,632,531
Airbus Group	13,000	1,861,948
JCDecaux	30,000	819,745

		4,314,224

GERMANY — 3.9%
Deutsche Post	60,000	2,124,646

NETHERLANDS — 9.6%
AerCap Holdings *	46,000	2,662,480
NXP Semiconductors	23,000	2,614,640

		5,277,120

UNITED KINGDOM — 7.7%
BAE Systems	280,000	2,089,872
Rolls-Royce Holdings	230,000	2,112,333

		4,202,205

UNITED STATES — 66.0%
Air Lease	45,000	1,979,100
Alphabet *	1,800	2,265,840
American Express	15,000	1,759,200
AXA Equitable Holdings	110,000	2,376,000

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR GLOBAL ULTRA
FOCUS FUND
OCTOBER 31, 2019

COMMON STOCK — continued

	Shares	Value

UNITED STATES — continued
Booking Holdings *	1,000	$2,048,770
CDK Global	40,000	2,021,600
Gilead Sciences	26,000	1,656,460
Goldman Sachs Group	8,500	1,813,730
HP	120,000	2,084,400
Marvell Technology Group	75,000	1,829,250
Nutrien	28,000	1,338,120
ON Semiconductor *	128,000	2,611,200
Sabre	70,000	1,643,600
Skyworks Solutions	24,000	2,185,440
Twitter *	66,000	1,978,020
VMware *	12,000	1,899,240
Wells Fargo	27,000	1,394,010
Westlake Chemical	24,000	1,516,560
Yelp, Cl A *	50,000	1,725,500

		36,126,040

TOTAL COMMON STOCK (Cost $47,265,441)		52,044,235

WARRANT — 3.9%

	Number of Warrants

UNITED STATES — 3.9%
American International Group, Expires 01/19/2021 * (Cost $2,961,436)	180,000	2,142,000

TOTAL INVESTMENTS — 99.0% (Cost $50,226,877)		$54,186,235

Percentages are based on Net Assets of $54,735,291.
*	Non-income producing security.

Cl — Class

As of October 31, 2019, all of the Fund’s investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the year ended October 31, 2019, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
OCTOBER 31, 2019

STATEMENTS OF ASSETS AND LIABILITIES
	Opportunity Fund	SMID Fund
Assets:
Cost of securities	$192,848,515	$41,247,024

Investments in securities at value	$225,403,748	$48,838,075
Cash equivalents	4,660,924	4,379,074
Receivable for investment securities sold	2,119,650	—
Receivable for capital shares sold	2,937	159,087
Dividends receivable	243,575	10,790
Prepaid expenses	16,577	20,641

Total Assets	232,447,411	53,407,667

Liabilities:
Payable for investment securities purchased	2,357,408	—
Payable for capital shares redeemed	226,644	34,946
Investment Adviser fees payable	92,973	21,321
Shareholder servicing fees payable	37,383	1,269
Audit fees payable	24,997	24,997
Payable due to administrator	9,884	2,249
Payable due to trustees	1,547	350
Chief Compliance Officer fees payable	578	440
Other accrued expenses	31,229	12,863

Total Liabilities	2,782,643	98,435

Net Assets	$229,664,768	$53,309,232

Net Assets:
Paid-in Capital	$177,532,475	$43,499,552
Total distributable earnings	52,132,293	9,809,680

Net Assets	$229,664,768	$53,309,232

Investor Class Shares:
Net Assets	$107,691,582	$48,630,261
Total shares outstanding at end of year	4,758,086	2,589,483
Net Asset Value Per Share (Net Assets ÷ Shares Outstanding)	$22.63	$18.78
Institutional Class Shares:
Net Assets	$121,973,186	$4,678,971
Total shares outstanding at end of year	5,408,102	249,118
Net Asset Value Per Share (Net Assets ÷ Shares Outstanding)	$22.55	$18.78

Amounts designated as “—“ are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
OCTOBER 31, 2019

STATEMENTS OF ASSETS AND LIABILITIES
	Small Cap Fund	International Equity Fund
Assets:
Cost of securities	$72,163,736	$1,968,549,353

Investments in securities at value	$82,636,510	$2,289,849,141
Cash equivalents	2,616,441	52,370,260
Receivable for investment securities sold	—	28,120,816
Receivable for capital shares sold	4,193	2,182,562
Dividends receivable	21,753	4,535,478
Receivable for dividend tax reclaim	2,695	9,740,281
Unrealized appreciation on foreign currency spot contracts	—	154,807
Prepaid expenses	19,181	21,355

Total Assets	85,300,773	2,386,974,700

Liabilities:
Payable for investment securities purchased	107,809	—
Payable for capital shares redeemed	52,991	2,312,774
Investment Adviser fees payable	49,372	1,644,441
Audit fees payable	24,997	24,997
Shareholder servicing fees payable	9,699	55,778
Payable due to administrator	3,627	103,787
Payable due to trustees	568	16,214
Chief Compliance Officer fees payable	465	2,260
Unrealized depreciation on foreign currency spot contracts	—	42,306
Other accrued expenses	15,443	385,405

Total Liabilities	264,971	4,587,962

Net Assets	$85,035,802	$2,382,386,738

Net Assets:
Paid-in Capital	$70,904,013	$2,189,969,037
Total distributable earnings	14,131,789	192,417,701

Net Assets	$85,035,802	$2,382,386,738

Investor Class Shares:
Net Assets	$42,211,853	$455,008,076
Total shares outstanding at end of year	2,541,499	17,323,965
Net Asset Value Per Share (Net Assets ÷ Shares Outstanding)	$16.61	$26.26
Institutional Class Shares:
Net Assets	$42,823,949	$1,927,378,662
Total shares outstanding at end of year	2,502,667	73,253,353
Net Asset Value Per Share (Net Assets ÷ Shares Outstanding)	$17.11	$26.31

Amounts designated as “—“ are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
OCTOBER 31, 2019

STATEMENTS OF ASSETS AND LIABILITIES
	International Small Cap Fund	Global Equity Fund
Assets:
Cost of securities	$2,106,716	$9,529,172

Investments in securities at value	$2,362,872	$11,127,890
Cash equivalents	333,345	347,919
Receivable for investment securities sold	—	26,314
Receivable for capital shares sold	358	11,021
Receivable due from Investment Adviser	5,350	—
Dividends receivable	2,450	14,240
Receivable for dividend tax reclaim	2,402	15,791
Prepaid expenses	18,212	5,385

Total Assets	2,724,989	11,548,560

Liabilities:
Audit fees payable	24,997	24,997
Shareholder servicing fees payable	436	—
Chief Compliance Officer fees payable	402	409
Payable due to administrator	113	488
Payable due to trustees	17	76
Payable for investment securities purchased	—	52,629
Payable for capital shares redeemed	—	1,079
Investment Adviser fees payable	—	1,076
Other accrued expenses	10,153	7,104

Total Liabilities	36,118	87,858

Net Assets	$2,688,871	$11,460,702

Net Assets:
Paid-in Capital	$2,392,700	$9,252,585
Total distributable earnings	296,171	2,208,117

Net Assets	$2,688,871	$11,460,702

Investor Class Shares:
Net Assets	N/A	$11,460,702
Total shares outstanding at end of year	N/A	891,156
Net Asset Value Per Share (Net Assets ÷ Shares Outstanding)	N/A	$12.86
Institutional Class Shares:
Net Assets	$2,688,871	N/A
Total shares outstanding at end of period	223,319	N/A
Net Asset Value Per Share (Net Assets ÷ Shares Outstanding)	$12.04	N/A

Amounts designated as “—“ are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
OCTOBER 31, 2019

STATEMENT OF ASSETS AND LIABILITIES
Global Ultra Focus Fund
Assets:
Cost of securities	$50,226,877

Investments in securities at value	$54,186,235
Cash equivalents	984,442
Receivable for capital shares sold	688
Dividends receivable	54,824
Receivable for dividend tax reclaim	157,515
Prepaid expenses	12,110

Total Assets	55,395,814

Liabilities:
Payable for investment securities purchased	540,861
Investment Adviser fees payable	32,315
Payable for capital shares redeemed	25,355
Audit fees payable	24,997
Shareholder servicing fees payable	22,093
Payable due to administrator	2,356
Chief Compliance Officer fees payable	442
Payable due to trustees	368
Other accrued expenses	11,736

Total Liabilities	660,523

Net Assets	$54,735,291

Net Assets:
Paid-in Capital	$73,652,578
Total distributable loss	(18,917,287)

Net Assets	$54,735,291

Investor Class Shares:
Net Assets	$54,735,291
Total shares outstanding at end of year	2,922,487
Net Asset Value Per Share (Net Assets ÷ Shares Outstanding)	$18.73

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
FOR THE YEAR ENDED
OCTOBER 31, 2019

STATEMENTS OF OPERATIONS
	Opportunity Fund	SMID Fund
Investment Income
Dividends	$ 5,901,718	$ 670,505
Interest	64,235	24,281
Less: Foreign Taxes Withheld	(750)	—

Total Investment Income	5,965,203	694,786

Expenses
Investment Advisory Fees	1,588,597	373,574
Shareholder Servicing Fees - Investor Class Shares	108,220	24,444
Administration Fees	119,044	22,105
Trustees’ Fees	5,656	1,066
Chief Compliance Officer Fees	1,765	820
Transfer Agent Fees	61,936	43,256
Printing Fees	47,516	6,026
Registration & Filing Fees	30,422	36,739
Audit Fees	23,020	23,020
Custodian Fees	17,077	5,000
Legal Fees	8,252	1,549
Pricing Fees	2,723	1,866
Other Expenses	14,136	3,845

Total Expenses	2,028,364	543,310

Less:
Investment Advisory Fees Waiver	(202,013)	(124,148)
Fees Paid Indirectly (Note 3)	(4,307)	(72)

Net Expenses	1,822,044	419,090

Net Investment Income	4,143,159	275,696

Net Realized Gain on Investments	19,243,437	2,500,923
Net Change in Unrealized Appreciation on Investments	4,391,081	3,741,695

Net Gain on Investments	23,634,518	6,242,618

Net Increase in Net Assets from Operations	$ 27,777,677	$ 6,518,314

Amounts designated as “—“ are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
FOR THE YEAR ENDED
OCTOBER 31, 2019

STATEMENTS OF OPERATIONS
	Small Cap Fund	International Equity Fund
Investment Income
Dividends	$ 1,500,860	$ 116,889,375
Interest	41,809	712,418
Less: Foreign Taxes Withheld	(17,371)	(9,402,666)

Total Investment Income	1,525,298	108,199,127

Expenses
Investment Advisory Fees	879,421	24,073,223
Shareholder Servicing Fees - Investor Class Shares	86,971	554,611
Administration Fees	47,396	1,329,452
Trustees’ Fees	1,652	62,017
Chief Compliance Officer Fees	1,037	13,290
Transfer Agent Fees	48,159	294,131
Registration & Filing Fees	30,597	146,708
Audit Fees	23,020	25,260
Printing Fees	16,019	216,682
Custodian Fees	9,030	695,177
Legal Fees	3,340	92,124
Pricing Fees	2,252	18,839
Other Expenses	7,076	147,273

Total Expenses	1,155,970	27,668,787

Less:
Investment Advisory Fees Waiver	(139,956)	(2,107,698)
Fees Paid Indirectly (Note 3)	(974)	(4,718)

Net Expenses	1,015,040	25,556,371

Net Investment Income	510,258	82,642,756

Net Realized Gain (Loss) on Investments	4,976,691	(200,411,791)
Net Realized Gain on Foreign Currency Transactions	—	25,888
Net Change in Unrealized Appreciation on Investments	4,365,887	250,188,168
Net Change in Appreciation on Translation of Other Assets and Liabilities Denominated in Foreign Currencies	—	1,431

Net Gain on Investments and Foreign Currency Transactions	9,342,578	49,803,696

Net Increase in Net Assets from Operations	$ 9,852,836	$ 132,446,452

Amounts designated as “—“ are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
FOR THE YEAR ENDED
OCTOBER 31, 2019

STATEMENTS OF OPERATIONS
	International Small Cap Fund	Global Equity Fund
Investment Income
Dividends	$ 69,263	$ 373,564
Interest	1,642	2,386
Less: Foreign Taxes Withheld	(4,512)	(20,212)

Total Investment Income	66,393	355,738

Expenses
Investment Advisory Fees	23,094	91,197
Shareholder Servicing Fees - Institutional Class Shares	1,201	—
Administration Fees	1,177	5,590
Trustees’ Fees	57	266
Chief Compliance Officer Fees	628	670
Audit Fees	25,260	25,260
Registration & Filing Fees	23,233	19,668
Transfer Agent Fees	21,139	20,582
Custodian Fees	10,058	10,848
Pricing Fees	3,130	1,082
Printing Fees	956	2,340
Legal Fees	83	390
Other Expenses	4,045	1,996

Total Expenses	114,061	179,889

Less:
Investment Advisory Fees Waiver	(23,094)	(82,940)
Reimbursement of other operating expenses	(65,438)	—
Fees Paid Indirectly (Note 3)	(10)	(42)

Net Expenses	25,519	96,907

Net Investment Income	40,874	258,831

Net Realized Gain on Investments	2,707	446,099
Net Realized Gain on Foreign Currency Transactions	559	—
Net Change in Unrealized Appreciation on Investments	262,884	495,664
Net Change in Depreciation on Translation of Other Assets and Liabilities Denominated in Foreign Currencies	(56)	—

Net Gain on Investments and Foreign Currency Transactions	266,094	941,763

Net Increase in Net Assets from Operations	$ 306,968	$ 1,200,594

Amounts designated as “—“ are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
FOR THE YEAR ENDED
OCTOBER 31, 2019

STATEMENTS OF OPERATIONS

Global Ultra Focus Fund
Investment Income
Dividends	$ 1,495,559
Interest	22,558
Less: Foreign Taxes Withheld	(57,336)

Total Investment Income	1,460,781

Expenses
Investment Advisory Fees	566,836
Shareholder Servicing Fees - Investor Class Shares	90,759
Administration Fees	29,551
Trustees’ Fees	2,008
Chief Compliance Officer Fees	958
Audit Fees	28,890
Transfer Agent Fees	25,255
Registration & Filing Fees	22,061
Custodian Fees	13,823
Printing Fees	6,865
Legal Fees	2,047
Pricing Fees	1,633
Other Expenses	5,247

Total Expenses	795,933

Less:
Investment Advisory Fees Waiver	(96,421)
Fees Paid Indirectly (Note 3)	(507)

Net Expenses	699,005

Net Investment Income	761,776

Net Realized Loss on Investments	(2,384,564)
Net Realized Loss on Foreign Currency Transactions	(6,839)
Net Change in Unrealized Appreciation on Investments	4,607,728
Net Change in Appreciation on Translation of Other Assets and Liabilities Denominated in Foreign Currencies	384

Net Gain on Investments and Foreign Currency Transactions	2,216,709

Net Increase in Net Assets from Operations	$ 2,978,485

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR OPPORTUNITY
FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31, 2019	Year Ended October 31, 2018
Operations:
Net Investment Income	$4,143,159	$3,337,058
Net Realized Gain on Investments	19,243,437	33,163,662
Net Change in Unrealized Appreciation (Depreciation) on Investments	4,391,081	(40,997,641)

Net Increase (Decrease) in Net Assets Resulting from Operations	27,777,677	(4,496,921)

Distributions:
Investor Class Shares	(12,108,654)	(18,328,295)
Institutional Class Shares	(17,563,370)	(25,144,554)

Total Distributions	(29,672,024)	(43,472,849)

Capital Share Transactions:
Investor Class Shares
Issued	2,884,966	6,688,889
Reinvestment of Dividends	11,279,798	16,170,805
Redeemed	(23,080,698)	(58,349,963)

Net Decrease in Net Assets from Investor Class Share Transactions	(8,915,934)	(35,490,269)

Institutional Class Shares
Issued	9,230,803	44,095,550
Reinvestment of Dividends	16,562,925	24,780,357
Redeemed	(70,185,731)	(46,877,858)

Net Increase (Decrease) in Net Assets from Institutional Class Share Transactions	(44,392,003)	21,998,049

Net Decrease in Net Assets from Capital Share Transactions	(53,307,937)	(13,492,220)

Total Decrease in Net Assets	(55,202,284)	(61,461,990)
Net Assets:
Beginning of year	284,867,052	346,329,042

End of year	$229,664,768	$284,867,052

Share Transactions:
Investor Class Shares
Issued	141,869	277,449
Reinvestment of Dividends	617,059	670,759
Redeemed	(1,109,494)	(2,313,942)

Total Decrease in Investor Class Shares	(350,566)	(1,365,734)

Institutional Class Shares
Issued	460,725	1,733,448
Reinvestment of Dividends	908,338	1,029,506
Redeemed	(3,462,494)	(1,946,131)

Total Increase (Decrease) in Institutional Class Shares	(2,093,431)	816,823

Net Decrease in Shares Outstanding	(2,443,997)	(548,911)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR SMID FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31, 2019	Year Ended October 31, 2018
Operations:
Net Investment Income	$275,696	$210,207
Net Realized Gain on Investments	2,500,923	3,593,900
Net Change in Unrealized Appreciation (Depreciation) on Investments	3,741,695	(1,549,246)

Net Increase in Net Assets Resulting from Operations	6,518,314	2,254,861

Distributions:
Investor Class Shares	(2,319,445)	(120,983)
Institutional Class Shares	(229,142)	(14,805)

Total Distributions	(2,548,587)	(135,788)

Capital Share Transactions:
Investor Class Shares
Issued	29,504,154	13,834,004
Reinvestment of Dividends	2,315,858	120,983
Redemption Fees — Note 2	570	—
Redeemed	(22,512,650)	(10,357,517)

Net Increase in Net Assets from Investor Class Share Transactions	9,307,932	3,597,470

Institutional Class Shares
Issued	440,915	186,785
Reinvestment of Dividends	229,142	14,805
Redeemed	(168,210)	(323,480)

Net Increase (Decrease) in Net Assets from Institutional Class Share Transactions	501,847	(121,890)

Net Increase in Net Assets from Capital Share Transactions	9,809,779	3,475,580

Total Increase in Net Assets	13,779,506	5,594,653
Net Assets:
Beginning of year	39,529,726	33,935,073

End of year	$53,309,232	$39,529,726

Share Transactions:
Investor Class Shares
Issued	1,701,060	795,832
Reinvestment of Dividends	152,670	7,171
Redeemed	(1,322,562)	(586,217)

Total Increase in Investor Class Shares	531,168	216,786

Institutional Class Shares
Issued	25,481	10,404
Reinvestment of Dividends	15,107	878
Redeemed	(9,181)	(19,268)

Total Increase (Decrease) in Institutional Class Shares	31,407	(7,986)

Net Increase in Shares Outstanding	562,575	208,800

Amounts designated as “—“ are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR
SMALL CAP FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31, 2019	Year Ended October 31, 2018
Operations:
Net Investment Income	$510,258	$705,916
Net Realized Gain on Investments	4,976,691	32,955,134
Net Change in Unrealized Appreciation (Depreciation) on Investments	4,365,887	(25,697,496)

Net Increase in Net Assets Resulting from Operations	9,852,836	7,963,554

Distributions:
Investor Class Shares	(8,179,925)	(4,256,796)
Institutional Class Shares	(11,772,769)	(8,009,550)

Total Distributions	(19,952,694)	(12,266,346)

Capital Share Transactions:
Investor Class Shares
Issued	5,309,576	3,117,085
Reinvestment of Dividends	7,742,804	3,485,195
Redemption Fees — Note 2	157	1,313
Redeemed	(16,757,893)	(54,391,021)

Net Decrease in Net Assets from Investor Class Share Transactions	(3,705,356)	(47,787,428)

Institutional Class Shares
Issued	7,898,337	15,546,478
Reinvestment of Dividends	11,483,412	7,789,388
Redemption Fees — Note 2	361	6,108
Redeemed	(42,255,268)	(147,463,663)

Net Decrease in Net Assets from Institutional Class Share Transactions	(22,873,158)	(124,121,689)

Net Decrease in Net Assets from Capital Share Transactions	(26,578,514)	(171,909,117)

Total Decrease in Net Assets	(36,678,372)	(176,211,909)
Net Assets:
Beginning of year	121,714,174	297,926,083

End of year	$85,035,802	$121,714,174

Share Transactions:
Investor Class Shares
Issued	361,634	159,361
Reinvestment of Dividends	584,789	181,451
Redeemed	(1,085,934)	(2,782,025)

Total Decrease in Investor Class Shares	(139,511)	(2,441,213)

Institutional Class Shares
Issued	475,377	791,747
Reinvestment of Dividends	842,462	395,779
Redeemed	(2,638,974)	(7,383,590)

Total Decrease in Institutional Class Shares	(1,321,135)	(6,196,064)

Net Decrease in Shares Outstanding	(1,460,646)	(8,637,277)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR INTERNATIONAL
EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31, 2019	Year Ended October 31, 2018
Operations:
Net Investment Income	$82,642,756	$61,499,597
Net Realized Gain (Loss) on Investments	(200,411,791)	13,067,141
Net Realized Gain (Loss) on Foreign Currency Transactions	25,888	(2,274,444)
Net Change in Unrealized Appreciation (Depreciation) on Investments	250,188,168	(424,553,444)
Net Change in Unrealized Appreciation (Depreciation) on Foreign Currencies and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	1,431	(218,989)

Net Increase (Decrease) in Net Assets Resulting from Operations	132,446,452	(352,480,139)

Distributions:
Investor Class Shares	(5,153,399)	(35,435,552)
Institutional Class Shares	(23,811,548)	(43,376,786)

Total Distributions	(28,964,947)	(78,812,338)

Capital Share Transactions:
Investor Class Shares
Issued	133,993,911	596,478,453
Reinvestment of Dividends	3,918,101	25,312,769
Redemption Fees — Note 2	13,632	12,689
Redeemed	(413,760,468)	(1,464,164,108)

Net Decrease in Net Assets from Investor Class Share Transactions	(275,834,824)	(842,360,197)

Institutional Class Shares
Issued	746,053,687	1,561,379,852
Reinvestment of Dividends	10,701,771	30,502,435
Redemption Fees — Note 2	22,182	43,462
Redeemed	(1,427,475,420)	(672,604,356)

Net Increase (Decrease) in Net Assets from Institutional Class Share Transactions	(670,697,780)	919,321,393

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(946,532,604)	76,961,196

Total Decrease in Net Assets	(843,051,099)	(354,331,281)
Net Assets:
Beginning of year	3,225,437,837	3,579,769,118

End of year	$2,382,386,738	$3,225,437,837

Share Transactions:
Investor Class Shares
Issued	5,453,902	20,747,886
Reinvestment of Dividends	170,615	889,713
Redeemed	(16,700,834)	(52,079,373)

Total Decrease in Investor Class Shares	(11,076,317)	(30,441,774)

Institutional Class Shares
Issued	30,238,108	55,679,004
Reinvestment of Dividends	465,509	1,069,498
Redeemed	(57,616,778)	(23,969,400)

Total Increase (Decrease) in Institutional Class Shares	(26,913,161)	32,779,102

Net Increase (Decrease) in Shares Outstanding	(37,989,478)	2,337,328

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR INTERNATIONAL
SMALL CAP FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31, 2019	Year Ended October 31, 2018
Operations:
Net Investment Income	$40,874	$18,515
Net Realized Gain on Investments	2,707	90,969
Net Realized Gain (Loss) on Foreign Currency Transactions	559	(2,211)
Net Change in Unrealized Appreciation (Depreciation) on Investments	262,884	(255,135)
Net Change in Unrealized Appreciation (Depreciation) on Foreign currencies and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	(56)	7

Net Increase (Decrease) in Net Assets Resulting from Operations	306,968	(147,855)

Distributions:	(109,166)	(141,963)

Capital Share Transactions:
Issued	476,404	348,748
Reinvestment of Dividends	109,166	141,960
Redeemed	(322,864)	(36,402)

Net Increase in Net Assets from Capital Share Transactions	262,706	454,306

Total Increase in Net Assets	460,508	164,488
Net Assets:
Beginning of year	2,228,363	2,063,875

End of year	$2,688,871	$2,228,363

Share Transactions:
Issued	42,389	27,473
Reinvestment of Dividends	10,803	11,489
Redeemed	(28,566)	(2,997)

Net Increase in Shares Outstanding	24,626	35,965

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR GLOBAL
EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31, 2019	Year Ended October 31, 2018
Operations:
Net Investment Income	$258,831	$165,507
Net Realized Gain on Investments	446,099	288,795
Net Change in Unrealized Appreciation (Depreciation) on Investments	495,664	(1,128,202)

Net Increase (Decrease) in Net Assets Resulting from Operations	1,200,594	(673,900)

Distributions:	(438,196)	(542,364)

Capital Share Transactions:
Issued	1,371,942	1,104,333
Reinvestment of Dividends	437,059	542,361
Redeemed	(3,031,676)	(2,724,272)

Net Decrease in Net Assets from Capital Share Transactions	(1,222,675)	(1,077,578)

Total Decrease in Net Assets	(460,277)	(2,293,842)
Net Assets:
Beginning of year	11,920,979	14,214,821

End of year	$11,460,702	$11,920,979

Share Transactions:
Issued	115,360	83,158
Reinvestment of Dividends	40,695	40,602
Redeemed	(254,138)	(205,466)

Net Decrease in Shares Outstanding	(98,083)	(81,706)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR GLOBAL ULTRA
FOCUS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31, 2019	Year Ended October 31, 2018
Operations:
Net Investment Income	$761,776	$684,596
Net Realized Gain (Loss) on Investments	(2,384,564)	1,261,844
Net Realized Loss on Equity Swaps	—	(62,864)
Net Realized Loss on Foreign Currency Transactions	(6,839)	(89,996)
Net Change in Unrealized Appreciation (Depreciation) on Investments, Equity Swaps and Purchased Equity Options	4,607,728	(11,381,007)
Net Change in Unrealized Appreciation (Depreciation) on Foreign currencies and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	384	(1,698)

Net Increase (Decrease) in Net Assets Resulting from Operations	2,978,485	(9,589,125)

Distributions:	(594,681)	(338,923)

Capital Share Transactions:
Issued	1,499,973	4,308,727
Reinvestment of Dividends	588,664	335,229
Redemption Fees — Note 2	4,593	5,771
Redeemed	(30,220,878)	(26,102,626)

Net Decrease in Net Assets from Capital Share Transactions	(28,127,648)	(21,452,899)

Total Decrease in Net Assets	(25,743,844)	(31,380,947)
Net Assets:
Beginning of year	80,479,135	111,860,082

End of year	$54,735,291	$80,479,135

Share Transactions:
Issued	87,460	216,884
Reinvestment of Dividends	38,576	16,880
Redeemed	(1,802,881)	(1,320,163)

Net Decrease in Shares Outstanding	(1,676,845)	(1,086,399)

Amounts designated as “—“ are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR OPPORTUNITY
FUND

FINANCIAL HIGHLIGHTS
Selected Per Share Data & Ratios
For a Share Outstanding Throughout Each Year or Period

	Investor Class Shares
Opportunity Fund	Year ended October 31,		Period May 1, 2017 to October 31, 2017(1)	Year ended April 30,
	2019	2018		2017	2016	2015
Net Asset Value, Beginning of Year/Period	$22.62	$26.33	$24.20	$22.67	$26.34	$24.13
Income (Loss) from Operations:
Net Investment Income(2)	0.34	0.23	0.12	0.22	0.31	0.13
Net Realized and Unrealized Gain (Loss)	2.06	(0.62)	2.01	3.25	(0.99)	2.28

Total from Operations	2.40	(0.39)	2.13	3.47	(0.68)	2.41

Dividends and Distributions:
Net Investment Income	(0.24)	(0.21)	—	(0.40)	(0.25)	(0.20)
Net Realized Gain	(2.15)	(3.11)	—	(1.54)	(2.74)	—

Total Dividends and Distributions	(2.39)	(3.32)	—	(1.94)	(2.99)	(0.20)

Net Asset Value, End of Year/Period	$22.63	$22.62	$26.33	$24.20	$22.67	$26.34

Total Return†	13.32%	(2.17)%	8.80%	15.41%	(2.61)%	10.03%

Ratios and Supplemental Data
Net Assets, End of Year/Period (Thousands)	$107,692	$115,537	$170,495	$173,177	$229,255	$294,656
Ratio of Expenses to Average Net Assets	0.80%	1.00%	1.00%*	1.05%	1.11%	1.20%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	0.88%	1.06%	1.06%*	1.10%	1.17%	1.26%
Ratio of Net Investment Income to Average Net Assets	1.63%	0.96%	0.93%*	0.93%	1.30%	0.51%
Portfolio Turnover Rate	70%	47%	16%**	46%	55%	64%

*	Annualized.
**	Portfolio turnover is for the period indicated and has not been annualized.
†	Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(1)	Effective August 15, 2017, Cambiar Funds changed their fiscal year end to October 31 (See Note 1 in Notes to Financial Statements).
(2)	Per share data calculated using the average shares method.

Amounts designated as “—“ are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR OPPORTUNITY
FUND

FINANCIAL HIGHLIGHTS
Selected Per Share Data & Ratios
For a Share Outstanding Throughout Each Year or Period

	Institutional Class Shares
Opportunity Fund	Year ended October 31,		Period May 1, 2017 to October 31, 2017(1)	Year ended April 30,
	2019	2018		2017	2016	2015
Net Asset Value, Beginning of Year/Period	$22.57	$26.30	$24.15	$22.62	$26.30	$24.11
Income (Loss) from Operations:
Net Investment Income(2)	0.37	0.27	0.14	0.29	0.38	0.19
Net Realized and Unrealized Gain (Loss)	2.05	(0.62)	2.01	3.24	(1.00)	2.28

Total from Operations	2.42	(0.35)	2.15	3.53	(0.62)	2.47

Dividends and Distributions:
Net Investment Income	(0.29)	(0.27)	—	(0.46)	(0.32)	(0.28)
Net Realized Gain	(2.15)	(3.11)	—	(1.54)	(2.74)	—

Total Dividends and Distributions	(2.44)	(3.38)	—	(2.00)	(3.06)	(0.28)

Net Asset Value, End of Year/Period	$22.55	$22.57	$26.30	$24.15	$22.62	$26.30

Total Return†	13.46%	(2.00)%	8.90%	15.73%	(2.38)%	10.28%

Ratios and Supplemental Data
Net Assets, End of Year/Period (Thousands)	$121,973	$169,330	$175,834	$175,630	$349,003	$413,096
Ratio of Expenses to Average Net Assets	0.71%	0.80%	0.80%*	0.80%	0.86%	0.95%
Ratio of Expenses to Average Net Assets (Excluding Waivers, Expense Reimbursements and Fees Paid Indirectly)	0.79%	0.86%	0.86%*	0.85%	0.92%	1.01%
Ratio of Net Investment Income to Average Net Assets	1.76%	1.11%	1.13%*	1.24%	1.57%	0.76%
Portfolio Turnover Rate	70%	47%	16%**	46%	55%	64%

*	Annualized.
**	Portfolio turnover is for the period indicated and has not been annualized.
†	Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(1)	Effective August 15, 2017, Cambiar Funds changed their fiscal year end to October 31 (See Note 1 in Notes to Financial Statements).
(2)	Per share data calculated using the average shares method.

Amounts designated as “—“ are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR SMID FUND

FINANCIAL HIGHLIGHTS
Selected Per Share Data & Ratios
For a Share Outstanding Throughout Each Year or Period

	Investor Class Shares
SMID Fund	Year ended October 31,		Period May 1, 2017 to October 31, 2017(1)	Year ended April 30,
	2019	2018		2017	2016	2015
Net Asset Value, Beginning of Year/Period	$17.37	$16.42	$15.74	$12.90	$14.42	$13.39
Income (Loss) from Operations:
Net Investment Income(2)	0.11	0.09	0.04	0.08	0.01	0.05
Net Realized and Unrealized Gain (Loss)	2.35	0.93	0.64	2.84	(1.49)	1.14

Total from Operations	2.46	1.02	0.68	2.92	(1.48)	1.19

Dividends and Distributions:
Net Investment Income	(0.09)	(0.07)	—	(0.08)	(0.01)	(0.05)
Net Realized Gain	(0.96)	—	—	—	(0.03)	(0.11)

Total Dividends and Distributions	(1.05)	(0.07)	—	(0.08)	(0.04)	(0.16)

Redemption Fees(2)	—	—	—	—	0.00(3)	0.00(3)

Net Asset Value, End of Year/Period	$18.78	$17.37	$16.42	$15.74	$12.90	$14.42

Total Return†	15.61%	6.20%	4.32%	22.66%	(10.27)%	8.97%

Ratios and Supplemental Data
Net Assets, End of Year/Period (Thousands)	$48,630	$35,750	$30,231	$29,379	$38,505	$37,857
Ratio of Expenses to Average Net Assets	0.94%	0.95%	0.95%*	1.04%	1.10%	1.18%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	1.21%	1.26%	1.38%*	1.39%	1.43%	1.63%
Ratio of Net Investment Income to Average Net Assets	0.61%	0.53%	0.45%*	0.55%	0.10%	0.39%
Portfolio Turnover Rate	65%	61%	13%**	48%	78%	72%

*	Annualized.
**	Portfolio turnover is for the period indicated and has not been annualized.
†	Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(1)	Effective August 15, 2017, Cambiar Funds changed their fiscal year end to October 31 (See Note 1 in Notes to Financial Statements).
(2)	Per share data calculated using the average shares method.
(3)	Amount represents less than $0.01 per share.

Amounts designated as “—“ are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR SMID FUND

FINANCIAL HIGHLIGHTS
Selected Per Share Data & Ratios
For a Share Outstanding Throughout Each Year or Period

	Institutional Class Shares
SMID Fund	Year ended October 31,		Period May 1, 2017 to October 31, 2017(1)	Year ended April 30,		Period November 3, 2014* to April 30, 2015
	2019	2018		2017	2016
Net Asset Value, Beginning of Year/Period	$17.36	$16.41	$15.73	$12.89	$14.42	$13.91
Income (Loss) from Operations:
Net Investment Income(2)	0.12	0.09	0.04	0.06	0.02	0.02
Net Realized and Unrealized Gain (Loss)	2.35	0.93	0.64	2.87	(1.50)	0.65

Total from Operations	2.47	1.02	0.68	2.93	(1.48)	0.67

Dividends and Distributions:
Net Investment Income	(0.09)	(0.07)	—	(0.09)	(0.02)	(0.05)
Net Realized Gain	(0.96)	—	—	—	(0.03)	(0.11)

Total Dividends and Distributions	(1.05)	(0.07)	—	(0.09)	(0.05)	(0.16)

Redemption Fees(2)	—	—	—	—	0.00(3)	—

Net Asset Value, End of Year/Period	$18.78	$17.36	$16.41	$15.73	$12.89	$14.42

Total Return†	15.69%	6.22%	4.32%	22.73%	(10.27)%	4.92%

Ratios and Supplemental Data
Net Assets, End of Year/Period (Thousands)	$4,679	$3,780	$3,704	$3,592	$712	$645
Ratio of Expenses to Average Net Assets	0.88%	0.95%	0.95%**	0.97%	1.05%	1.05%**
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	1.15%	1.26%	1.38%**	1.34%	1.38%	1.54%**
Ratio of Net Investment Income to Average Net Assets	0.67%	0.54%	0.45%**	0.40%	0.15%	0.26%**
Portfolio Turnover Rate	65%	61%	13%***	48%	78%	72%***

*	Commencement of Operations.
**	Annualized.
***	Portfolio turnover is for the period indicated and has not been annualized.
†	Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(1)	Effective August 15, 2017, Cambiar Funds changed their fiscal year end to October 31 (See Note 1 in Notes to Financial Statements).
(2)	Per share data calculated using the average shares method.
(3)	Amount represents less than $0.01 per share.

Amounts designated as “—“ are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR SMALL CAP FUND

FINANCIAL HIGHLIGHTS
Selected Per Share Data & Ratios
For a Share Outstanding Throughout Each Year or Period

	Investor Class Shares
Small Cap Fund	Year ended October 31,		Period May 1, 2017 to October 31, 2017(1)	Year ended April 30,
	2019	2018		2017	2016	2015
Net Asset Value, Beginning of Year/Period	$18.45	$19.37	$18.66	$16.35	$20.26	$22.41
Income (Loss) from Operations:
Net Investment Income (Loss)(2)	0.07	0.06	0.03	0.04	(0.02)	0.01
Net Realized and Unrealized Gain (Loss)	1.34	(0.10)	0.68	2.27	(2.47)	0.67

Total from Operations	1.41	(0.04)	0.71	2.31	(2.49)	0.68

Dividends and Distributions:
Net Investment Income	(0.01)	(0.08)	—	—	(0.13)	—
Net Realized Gain	(3.24)	(0.80)	—	—	(1.29)	(2.83)

Total Dividends and Distributions	(3.25)	(0.88)	—	—	(1.42)	(2.83)

Redemption Fees(2)(3)	0.00	0.00	0.00	0.00	0.00	0.00

Net Asset Value, End of Year/Period	$16.61	$18.45	$19.37	$18.66	$16.35	$20.26

Total Return†	12.17%	(0.37)%	3.80%	14.13%	(12.51)%	4.01%

Ratios and Supplemental Data
Net Assets, End of Year/Period (Thousands)	$42,212	$49,475	$99,220	$121,257	$309,441	$474,040
Ratio of Expenses to Average Net Assets	1.15%	1.12%	1.10%*	1.30%	1.30%	1.30%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	1.30%	1.21%	1.15%*	1.33%	1.35%	1.36%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.42%	0.31%	0.35%*	0.24%	(0.11)%	0.05%
Portfolio Turnover Rate	55%	45%	26%**	54%	59%	69%

*	Annualized.
**	Portfolio turnover is for the period indicated and has not been annualized.
†	Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(1)	Effective August 15, 2017, Cambiar Funds changed their fiscal year end to October 31 (See Note 1 in Notes to Financial Statements).
(2)	Per share data calculated using the average shares method.
(3)	Amount represents less than $0.01 per share.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR SMALL CAP FUND

FINANCIAL HIGHLIGHTS
Selected Per Share Data & Ratios
For a Share Outstanding Throughout Each Year or Period

	Institutional Class Shares
Small Cap Fund	Year ended October 31,		Period May 1, 2017 to October 31, 2017(1)	Year ended April 30,
	2019	2018		2017	2016	2015
Net Asset Value, Beginning of Year/Period	$18.89	$19.83	$19.10	$16.69	$20.66	$22.74
Income (Loss) from Operations:
Net Investment Income(2)	0.10	0.08	0.04	0.08	0.03	0.07
Net Realized and Unrealized Gain (Loss)	1.39	(0.11)	0.69	2.33	(2.53)	0.68

Total from Operations	1.49	(0.03)	0.73	2.41	(2.50)	0.75

Dividends and Distributions:
Net Investment Income	(0.03)	(0.11)	—	—	(0.18)	—
Net Realized Gain	(3.24)	(0.80)	—	—	(1.29)	(2.83)

Total Dividends and Distributions	(3.27)	(0.91)	—	—	(1.47)	(2.83)

Redemption Fees(2)(3)	0.00	0.00	0.00	0.00	0.00	0.00

Net Asset Value, End of Year/Period	$17.11	$18.89	$19.83	$19.10	$16.69	$20.66

Total Return†	12.37%	(0.29)%	3.82%	14.44%	(12.30)%	4.27%

Ratios and Supplemental Data
Net Assets, End of Year/Period (Thousands)	$42,824	$72,239	$198,706	$366,398	$477,509	$721,824
Ratio of Expenses to Average Net Assets	0.96%	1.05%	1.05%*	1.05%	1.05%	1.05%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	1.10%	1.14%	1.10%*	1.09%	1.10%	1.11%
Ratio of Net Investment Income to Average Net Assets	0.61%	0.41%	0.41%*	0.46%	0.14%	0.31%
Portfolio Turnover Rate	55%	45%	26%**	54%	59%	69%

*	Annualized.
**	Portfolio turnover is for the period indicated and has not been annualized.
†	Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(1)	Effective August 15, 2017, Cambiar Funds changed their fiscal year end to October 31 (See Note 1 in Notes to Financial Statements).
(2)	Per share data calculated using the average shares method.
(3)	Amount represents less than $0.01 per share.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR INTERNATIONAL EQUITY FUND

FINANCIAL HIGHLIGHTS
Selected Per Share Data & Ratios
For a Share Outstanding Throughout Each Year or Period

	Investor Class Shares
International Equity Fund	Year ended October 31,		Period May 1, 2017 to October 31, 2017(1)	Year ended April 30,
	2019	2018		2017	2016	2015
Net Asset Value, Beginning of Year/Period	$25.02	$28.31	$25.23	$24.26	$25.86	$24.88
Income (Loss) from Operations:
Net Investment Income(2)	0.72	0.45	0.28	0.47	0.50	0.33
Net Realized and Unrealized Gain (Loss)	0.73	(3.15)	2.80	0.90	(1.91)	0.99

Total from Operations	1.45	(2.70)	3.08	1.37	(1.41)	1.32

Dividends and Distributions:
Net Investment Income	(0.16)	(0.36)	—	(0.40)	(0.12)	(0.35)
Net Realized Gain	(0.05)	(0.23)	—	—	(0.07)	—

Total Dividends and Distributions	(0.21)	(0.59)	—	(0.40)	(0.19)	(0.35)

Redemption Fees(2)	0.00(3)	0.00(3)	0.00(3)	0.00(3)	0.00(3)	0.01

Net Asset Value, End of Year/Period	$26.26	$25.02	$28.31	$25.23	$24.26	$25.86

Total Return†	5.88%	(9.77)%	12.21%	5.75%	(5.45)%	5.52%

Ratios and Supplemental Data
Net Assets, End of Year/Period (Thousands)	$455,008	$710,594	$1,665,962	$1,410,600	$1,397,228	$162,146
Ratio of Expenses to Average Net Assets	1.02%	1.08%	1.08%*	1.06%	1.08%	1.09%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	1.10%	1.12%	1.12%*	1.11%	1.12%	1.18%
Ratio of Net Investment Income to Average Net Assets	2.89%	1.60%	2.08%*	1.94%	2.08%	1.34%
Portfolio Turnover Rate	42%	54%	26%**	57%	39%	49%

*	Annualized.
**	Portfolio turnover is for the period indicated and has not been annualized.
†	Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(1)	Effective August 15, 2017, Cambiar Funds changed their fiscal year end to October 31 (See Note 1 in Notes to Financial Statements).
(2)	Per share data calculated using the average shares method.
(3)	Amount represents less than $0.01 per share.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR INTERNATIONAL
EQUITY FUND

FINANCIAL HIGHLIGHTS
Selected Per Share Data & Ratios
For a Share Outstanding Throughout Each Year or Period

	Institutional Class Shares
International Equity Fund	Year ended October 31,		Period May 1, 2017 to October 31, 2017(1)	Year ended April 30,
	2019	2018		2017	2016	2015
Net Asset Value, Beginning of Year/Period	$25.11	$28.40	$25.29	$24.31	$25.89	$24.93
Income (Loss) from Operations:
Net Investment Income(2)	0.77	0.49	0.31	0.43	0.44	0.33
Net Realized and Unrealized Gain (Loss)	0.70	(3.15)	2.80	0.96	(1.82)	1.03

Total from Operations	1.47	(2.66)	3.11	1.39	(1.38)	1.36

Dividends and Distributions:
Net Investment Income	(0.22)	(0.40)	—	(0.42)	(0.14)	(0.40)
Net Realized Gain	(0.05)	(0.23)	—	—	(0.07)	—

Total Dividends and Distributions	(0.27)	(0.63)	—	(0.42)	(0.21)	(0.40)

Redemption Fees(2)	0.00(3)	0.00(3)	0.00(3)	0.01	0.01	0.00(3)

Net Asset Value, End of Year/Period	$26.31	$25.11	$28.40	$25.29	$24.31	$25.89

Total Return†	5.99%	(9.63)%	12.30%	5.87%	(5.30)%	5.65%

Ratios and Supplemental Data
Net Assets, End of Year/Period (Thousands)	$1,927,379	$2,514,844	$1,913,807	$1,726,372	$1,079,244	$276,796
Ratio of Expenses to Average Net Assets	0.92%	0.95%	0.95%*	0.95%	0.95%	0.95%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	1.00%	1.00%	0.99%*	1.00%	1.02%	1.04%
Ratio of Net Investment Income to Average Net Assets	3.07%	1.73%	2.24%*	1.79%	1.80%	1.35%
Portfolio Turnover Rate	42%	54%	26%**	57%	39%	49%

*	Annualized.
**	Portfolio turnover is for the period indicated and has not been annualized.
†	Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(1)	Effective August 15, 2017, Cambiar Funds changed their fiscal year end to October 31 (See Note 1 in Notes to Financial Statements).
(2)	Per share data calculated using the average shares method.
(3)	Amount represents less than $0.01 per share.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR INTERNATIONAL
SMALL CAP FUND

FINANCIAL HIGHLIGHTS
Selected Per Share Data & Ratios
For a Share Outstanding Throughout Each Year or Period

	Institutional Class Shares
International Small Cap Fund	Year ended October 31,		Period May 1, 2017 to October 31, 2017(1)	Year ended April 30,		Period November 18, 2014* to April 30, 2015
	2019	2018		2017	2016
Net Asset Value, Beginning of Year/Period	$11.22	$12.68	$11.36	$10.17	$10.61	$10.00
Income (Loss) from Operations:
Net Investment Income(2)	0.19	0.10	0.09	0.13	0.03	—
Net Realized and Unrealized Gain (Loss)	1.17	(0.70)	1.23	1.25	(0.44)	0.61

Total from Operations	1.36	(0.60)	1.32	1.38	(0.41)	0.61

Dividends and Distributions:
Net Investment Income	(0.07)	(0.10)	—	(0.12)	(0.01)	—
Net Realized Gain	(0.47)	(0.76)	—	(0.07)	(0.02)	—

Total Dividends and Distributions	(0.54)	(0.86)	—	(0.19)	(0.03)	—

Net Asset Value, End of Year/Period	$12.04	$11.22	$12.68	$11.36	$10.17	$10.61

Total Return†	13.14%	(5.36)%	11.62%	13.83%	(3.91)%	6.10%

Ratios and Supplemental Data
Net Assets, End of Year/Period (Thousands)	$2,689	$2,228	$2,064	$1,552	$1,366	$1,270
Ratio of Expenses to Average Net Assets	1.06%	1.15%	1.15%**	1.15%	1.40%	1.40%**
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	4.75%	5.45%	7.93%**	8.20%	9.44%	15.61%**
Ratio of Net Investment Income (Loss) to Average Net Assets	1.70%	0.78%	1.43%**	1.30%	0.26%	(0.06)%**
Portfolio Turnover Rate	49%	68%	26%***	49%	54%	16%***

*	Commencement of Operations.
**	Annualized.
***	Portfolio turnover is for the period indicated and has not been annualized.
†	Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(1)	Effective August 15, 2017, Cambiar Funds changed their fiscal year end to October 31 (See Note 1 in Notes to Financial Statements).
(2)	Per share data calculated using the average shares method.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR GLOBAL EQUITY FUND

FINANCIAL HIGHLIGHTS
Selected Per Share Data & Ratios For a Share Outstanding Throughout Each Year or Period

	Investor Class Shares
Global Equity Fund	Year ended October 31,		Period May 1, 2017 to October 31, 2017(1)	Year ended April 30,
	2019	2018		2017	2016	2015
Net Asset Value, Beginning of Year/Period	$12.05	$13.27	$12.14	$11.20	$12.93	$13.43
Income (Loss) from Operations:
Net Investment Income(2)	0.28	0.15	0.08	0.13	0.14	0.07
Net Realized and Unrealized Gain (Loss)	0.99	(0.87)	1.05	0.92	(0.84)	0.83

Total from Operations	1.27	(0.72)	1.13	1.05	(0.70)	0.90

Dividends and Distributions:
Net Investment Income	(0.17)	(0.17)	—	(0.08)	(0.07)	(0.19)
Net Realized Gain	(0.29)	(0.33)	—	(0.03)	(0.96)	(1.21)

Total Dividends and Distributions	(0.46)	(0.50)	—	(0.11)	(1.03)	(1.40)

Redemption Fees(2)	0.00(3)	0.00(3)	—	0.00(3)	0.00(3)	—

Net Asset Value, End of Year/Period	$12.86	$12.05	$13.27	$12.14	$11.20	$12.93

Total Return†	11.32%	(5.72)%	9.31%	9.35%	(5.51)%	7.85%

Ratios and Supplemental Data
Net Assets, End of Year/Period (Thousands)	$11,461	$11,921	$14,215	$13,652	$8,964	$2,073
Ratio of Expenses to Average Net Assets	0.85%	0.95%	0.95%*	1.10%	1.20%	1.23%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	1.58%	1.60%	1.78%*	1.84%	3.71%	5.30%
Ratio of Net Investment Income to Average Net Assets	2.27%	1.21%	1.27%*	1.10%	1.20%	0.54%
Portfolio Turnover Rate	41%	45%	21%**	60%	59%	63%

*	Annualized.
**	Portfolio turnover is for the period indicated and has not been annualized.
†	Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(1)	Effective August 15, 2017, Cambiar Funds changed their fiscal year end to October 31 (See Note 1 in Notes to Financial Statements).
(2)	Per share data calculated using the average shares method.
(3)	Amount represents less than $0.01 per share.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR GLOBAL ULTRA FOCUS FUND

FINANCIAL HIGHLIGHTS
Selected Per Share Data & Ratios
For a Share Outstanding Throughout Each Year or Period

	Investor Class Shares
Global Ultra Focus Fund	Year ended October 31,		Period May 1, 2017 to October 31, 2017(1)	Year ended April 30,
	2019	2018		2017	2016	2015
Net Asset Value, Beginning of Year/Period	$17.50	$19.67	$18.76	$17.12	$19.15	$17.79
Income (Loss) from Operations:
Net Investment Income (Loss)(2)	0.22	0.13	0.07	0.02	0.04	(0.02)
Net Realized and Unrealized Gain (Loss)	1.15	(2.24)	0.84	1.66	(2.07)	1.61

Total from Operations	1.37	(2.11)	0.91	1.68	(2.03)	1.59

Dividends and Distributions:
Net Investment Income	(0.14)	(0.06)	—	(0.04)	—	(0.25)
Net Realized Gain	—	—	—	—	—	—
Return of Capital	—	—	—	—	—	0.00(3)

Total Dividends and Distributions	(0.14)	(0.06)	—	(0.04)	—	(0.25)

Redemption Fees(2)	0.00(3)	0.00(3)	0.00(3)	0.00(3)	0.00(3)	0.02

Net Asset Value, End of Year/Period	$18.73	$17.50	$19.67	$18.76	$17.12	$19.15

Total Return†	8.04%	(10.76)%	4.85%	9.83%	(10.60)%	9.27%

Ratios and Supplemental Data
Net Assets, End of Year/Period (Thousands)	$54,735	$80,479	$111,860	$112,985	$131,170	$151,049
Ratio of Expenses to Average Net Assets	1.16%	1.13%	1.12%*	1.35%	1.35%	1.35%
Ratio of Expenses to Average Net Assets (Excluding Waivers, Expense Reimbursements and Fees Paid Indirectly)	1.32%	1.20%	1.21%*	1.40%	1.40%	1.38%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.26%	0.68%	0.75%*	0.14%	0.22%	(0.10)%
Portfolio Turnover Rate	92%	87%	43%**	72%	115%	163%

*	Annualized.
**	Portfolio turnover is for the period indicated and has not been annualized.
†	Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(1)	Effective August 15, 2017, Cambiar Funds changed their fiscal year end to October 31 (See Note 1 in Notes to Financial Statements).
(2)	Per share data calculated using the average shares method.
(3)	Amount represents less than $0.01 per share.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
OCTOBER 31, 2019

NOTES TO FINANCIAL STATEMENTS

1. Organization:

The Advisors’ Inner Circle Fund (the “Trust”) was organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 47 portfolios. The financial statements herein are those of the Cambiar Opportunity Fund, Cambiar SMID Fund, Cambiar Small Cap Fund, Cambiar International Equity Fund, Cambiar International Small Cap Fund, Cambiar Global Equity Fund and Cambiar Global Ultra Focus Fund (collectively the “Funds,” individually a “Fund”), each of which are diversified Funds, except for the Cambiar Ultra Focus Fund which is considered to be non-diversified. The Opportunity Fund and International Equity Fund seek total return and capital preservation. The SMID Fund, Small Cap Fund, International Small Cap Fund, Global Equity Fund and Global Ultra Focus Fund seek long-term capital appreciation. The goal of each of the Funds is to provide above-average performance in both rising and falling market periods by investing in stocks that have limited downside risk and positive upside potential. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.

Effective August 15, 2017, the Funds changed its fiscal year end to October 31. The previous fiscal year end was April 30.

2. Significant Accounting Policies:

The following are significant accounting policies, which are consistently followed in the preparation of the financial statements of the Funds. The Funds are investment companies that apply the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 pm ET if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value provided that it is determined the amortized cost continues to approximate fair value. Should existing credit, liquidity or interest rate conditions in the relevant markets and issuer specific circumstances suggest that amortized cost does not approximate fair value, then the amortized cost method may not be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

Securities for which market prices are not “readily available” are valued in accordance with fair value procedures established by the Funds’ Board of Trustees (the “Board”). The Funds’ fair value procedures are implemented through a fair value pricing committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security’s primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the fair value procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which a Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time a Fund calculates net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that a Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If the Funds’ Adviser becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which a Fund calculates net asset value, it may request that a Committee meeting be called. In addition, the Funds’ Administrator monitors price movements among certain selected indices, securities and/or baskets of securities that may be an indicator that the closing prices received earlier from foreign exchanges or markets may not reflect market value at the time a Fund calculates net asset value. If price movements in a monitored index or security exceed levels established by the Administrator, the Administrator notifies the Adviser if a Fund is holding the relevant security that such limits have been exceeded. In such event, the Adviser makes the determination whether a Committee meeting should be called based on the information provided.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
OCTOBER 31, 2019

The Cambiar International Equity Fund and Cambiar International Small Cap Fund use MarkIt Fair Value (“MarkIt”) as a third party fair valuation vendor. MarkIt provides a fair value for foreign securities held by the Fund based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security) applied by MarkIt in the event that there is a movement in the U.S. market that exceeds a specific threshold that has been established by the Committee. The Committee has also established a “confidence interval” which is used to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security is fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the Cambiar International Equity Fund and Cambiar International Small Cap Fund value the non-U.S. securities in its portfolio that exceed the applicable “confidence interval” based upon the fair values provided by MarkIt. In such event, it is not necessary to hold a Committee meeting. In the event that the Adviser believes that the fair values provided by MarkIt are not reliable, the Adviser contacts the Fund’s Administrator and requests that a meeting of the Committee be held.

If a local market in which the Fund owns securities is closed for one or more days, the Cambiar International Equity Fund and Cambiar International Small Cap Fund shall value all securities held in the corresponding currency based on the fair value prices provided by MarkIt using the predetermined confidence interval discussed above.

Options for which the primary market is a national securities exchange are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price for long options, and the most recent ask price for written options. Options not traded on a national securities exchange are valued in accordance with fair value procedures established by the Funds’ Board of Trustees.

Swaps are marked-to-market daily based upon quotations from market makers and the resulting changes in market values, if any, are recorded as an unrealized gain or loss in the Statement of Operations.

In accordance with the authoritative guidance on fair value measurements and disclosure under GAAP, the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy under ASC 820 are described below:

Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board, etc.)

Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For the year ended October 31, 2019, there have been no significant changes to the Funds’ fair value methodologies.

Federal Income Taxes — It is each Fund’s intention to qualify or continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its income to share-holders. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

The Cambiar International Equity Fund, Cambiar International Small Cap Fund, Cambiar Global Equity Fund and Cambiar Global Ultra Focus Fund may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on either income or gains earned or repatriated. The Funds accrue and apply such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
OCTOBER 31, 2019

As of October 31, 2019, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year ended October 31, 2019, the Funds did not incur any interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date and interest income is recognized on the accrual basis. Costs used in determining realized gains and losses on the sales of investment securities are based on specific identification.

Cash Equivalents — Idle cash and currency balances may be swept into various overnight sweep accounts and are classified as cash equivalents on the Statement of Assets and Liabilities. Funds maintain cash in bank deposit accounts which, at times, may exceed United States federally insured limits. Amounts swept are available on the next business day.

Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Funds do not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and gains and losses on investments and net change in unrealized appreciation (depreciation) on investments on the Statement of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent amounts actually received or paid.

Options — The Funds may utilize longer maturity options for stock replacement when and as price and volatility relationships become more favorable for options versus underlying stocks or for tax and liquidity management purposes. The Funds are authorized to write (sell) and purchase put and call options. The risk in writing a call option is that the Funds give up the opportunity to profit if the market price of the security increases. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in purchasing an option is that the Funds pay a premium whether or not the option is exercised. The Funds also have the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. Option contracts also involve the risk that they may not work as intended due to unanticipated developments in market conditions or other causes.

As of October 31, 2019, the Funds did not have any open option contracts.

Swap Contracts — The Funds are authorized to enter into various contracts, including total return swaps and equity swap contracts, for the purposes of capitalizing on valuation anomalies that exist in the market. Swaps are a two-party contract in which the seller (buyer) will pay to the buyer (seller) the difference between the current value of a security and its value at the time the contract was entered.

In a long position, the Funds will receive or pay an amount based upon the amount, if any, by which the notional amount of the swap would have increased or decreased in value had it been invested in the particular stocks, plus the dividends that would have been received on those stocks, less a floating rate of interest on the notional amount of the swap. In a short position, the Fund will receive or pay an amount based upon the amount, if any, by which the notional amount of the swap would have decreased or increased in value had it sold the particular stocks short, less the dividends that would have been paid on those stocks, plus a floating rate of interest on the notional amount of the swap. All of these components are reflected in the market value of the swaps.

Periodic payments made or received are recorded as realized gains or losses. At year end, the Statements of Assets and Liabilities reflect, if any, unrealized appreciation or depreciation and accrued periodic payments for swap contracts the Funds may have open at year end.

Entering into swap contracts involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these contracts, that the counterparty to the contract may default on its obligation to perform and that there may be unfavorable changes in market conditions. Swaps outstanding at year end, if any, are listed on the Schedules of Investments. In connection with swap contracts, cash or securities may be segregated as collateral by the Funds’ custodian.

As of October 31, 2019, the Funds did not have any open swap contracts.

There is the risk that the counterparty refuses to continue to enter into swap agreements with the Funds’ in the future, or requires increased fees, which could impair the Funds’ ability to achieve its investment objective. A counterparty may also increase its collateral requirements, which may limit the Funds ability to use leverage and reduce investment returns. In addition, if the Funds cannot locate a counterparty willing to enter into transactions with the Funds, they will not be able to implement their investment strategy.

To reduce counterparty risk with respect to OTC transactions, the Funds have entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Funds to make (or

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
OCTOBER 31, 2019

to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in purchased equity options and swaps for each individual counterparty. In addition, the Funds may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Funds.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount of each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Funds, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has to be made. To the extent amounts due to the Funds from its counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty nonperformance.

Expenses — Expenses of the Trust can be directly attributed to a particular Fund are borne by that Fund. Expenses which cannot be directly attributed to a Fund are apportioned among the Funds of the Trust based on the number of funds and/or relative net assets.

Classes — Class specific expenses are borne by that class of shares. Income, realized and unrealized gains and losses and non-class specific expenses are allocated to the respective class on the basis of relative daily net assets.

Dividends and Distributions to Shareholders — The Funds will distribute substantially all of their net investment income and net realized capital gains, if any, at least annually. All distributions are recorded on ex-dividend date.

Redemption Fees — The Cambiar Opportunity Fund, Cambiar SMID Fund, Cambiar Small Cap Fund, Cambiar International Equity Fund, Cambiar International Small Cap Fund, Cambiar Global Equity Fund and Cambiar Global Ultra Focus Fund retain a redemption fee of 2.00% on redemptions of capital shares held for less than ninety days. For the year ended October 31, 2019, the Funds retained fees of $0, $570, $518, $35,814, $0, $0 and $4,593, respectively. Such fees are retained by the Funds for the benefit of the remaining shareholders and are recorded as additions to fund capital.

3. Administration, Distribution, Shareholder Servicing, Transfer Agent and Custody Agreements:

The Funds and SEI Investments Global Fund Services (the “Administrator”) are parties to an Administration Agreement under which the Administrator provides management and administrative services to the Funds. For these services, the Administrator is paid an asset-based fee, which will vary depending on the number of share classes and the average daily net assets of the Funds. For the year ended October 31, 2019, the Funds paid as follows for these services: $119,044, $22,105, $47,396, $1,329,452, $1,177, $5,590 and $29,551 for the Cambiar Opportunity Fund, Cambiar SMID Fund, Cambiar Small Cap Fund, Cambiar International Equity Fund, Cambiar International Small Cap Fund, Cambiar Global Equity Fund and Cambiar Global Ultra Focus Fund, respectively.

The Trust and SEI Investments Distribution Co. (the “Distributor”) are parties to a Distribution Agreement. The Distributor receives no fees under the agreement.

The Funds have adopted a shareholder servicing fee plan under which a shareholder servicing fee up to 0.25% of average daily net assets attributable to the Investor Class Shares of the Funds and the Institutional Share Class of the Cambiar International Small Cap Fund will be paid to the Distributor. The Distributor may perform, or may compensate other service providers for providing, certain shareholder and administrative services. Shareholder servicing fees in excess of 0.25% of average daily net assets are paid by Cambiar Investors, LLC (the “Adviser”).

Certain officers of the Trust are also officers of the Administrator, which is a wholly-owned subsidiary of SEI Investments Company and/or the Distributor. Such officers are paid no fees by the Trust for serving as officers of the Trust.

A portion of the services provided by the Chief Compliance Officer (“CCO”) and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services have been approved by and are reviewed by the Board.

DST Systems, Inc. serves as the Transfer Agent and dividend disbursing agent for the Funds under a transfer agency agreement.

The Funds earn cash management credits which are used to offset transfer agent expenses. During the year ended October 31, 2019, the Cambiar Opportunity, Cambiar SMID, Cambiar Small Cap, Cambiar International Equity, Cambiar International Small Cap, Cambiar Global Equity, and Cambiar Global Ultra Focus Funds earned credits of $4,307, $72, $974, $4,718, $10, $42 and $507, respectively, which were used to offset transfer agent expenses. These amounts are listed as “Fees Paid Indirectly” on the Statements of Operations.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
OCTOBER 31, 2019

MUFG Union Bank, N.A. serves as custodian (the “Custodian”) for the Funds. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased and sold by the Funds.

4. Investment Advisory Agreements:

Under the terms of the investment advisory agreement, the advisory fees for each Fund are as follows:

Advisory Fee
Cambiar Opportunity Fund	0.60%[1]
Cambiar SMID Fund	0.80%[2]
Cambiar Small Cap Fund	0.85%[3]
Cambiar International Equity Fund	0.90%[4]
Cambiar International Small Cap	0.90%[5]
Cambiar Global Equity Fund	0.75%[6]
Cambiar Global Ultra Focus Fund	0.90%[7]

The Adviser has contractually agreed, through March 1, 2020, to waive a portion of its advisory fees and to assume expenses, which are calculated based on each Funds average daily net assets, in order to keep net operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, non-routine expenses, and shareholder servicing fees) of each Fund from exceeding certain contractual expense limitations. Accordingly, the contractual expense limitations for each Fund are as follows:

Contractual Expense Limitations
Cambiar Opportunity Fund	0.65%[1]
Cambiar SMID Fund	0.85%[2]
Cambiar Small Cap Fund	0.90%[3]
Cambiar International Equity Fund	0.90%[4]
Cambiar International Small Cap	0.95%[5]
Cambiar Global Equity Fund	0.80%[6]
Cambiar Global Ultra Focus Fund	0.95%[7]

1	Prior to March 1, 2019, the management fee and expense limit for the Opportunity Fund were 0.75% and 0.80%, respectively.

2	Prior to March 1, 2019, the management fee and expense limit for the SMID Fund were 0.90% and 0.95%, respectively.

3	prior to March 1, 2019, the management fee and expense limit for the Small Cap Fund were 1.00% and 1.05%, respectively.

4

Effective March 1, 2019, the management fee for the International Equity Fund is subject to the following breakpoints: 0.90% on the first $2 billion in assets; 0.80% for assets between $2 billion and $10 billion; and 0.70% for assets over $10 billion. Prior to March 1, 2019, the management fee for the International Equity Fund was subject to the following breakpoints: 0.90% on the first $5 billion in assets; 0.80% for assets between $5 and $10 billion; and 0.70% for assets greater than $10 billion. Prior to June 1, 2018, the management fee for the International Equity Fund was 0.90%. Prior to March 1, 2019, the expense limit for the International Equity Fund was 0.95%.

5	Prior to March 1, 2019, the management fee and expense limit for the International Small Cap Fund were 1.10% and 1.15%, respectively.

6	Prior to March 1, 2019, the management fee and expense limit for the Global Equity Fund were 0.90% and 0.95%, respectively.

7	Prior to March 1, 2019, the management fee and expense limit for the Global Ultra Focus Fund were 1.00% and 1.10%, respectively.

In addition, if at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the Board may permit the Adviser to retain the difference between the total annual fund operating expenses and the expense caps listed above to recapture all or a portion of its prior fee reductions or reimbursements made during the preceding three-year period. There were no fees recouped by the Adviser during the year ending October 31, 2019.

At October 31, 2019, the amount the Adviser may seek as reimbursement of previously waived fees and reimbursed expenses is as follows:

Period	Subject to Repayment until October 31:	Cambiar Opportunity Fund	Cambiar SMID Fund	Cambiar Small Cap Fund	Cambiar International Equity Fund	Cambiar International Small Cap Fund	Cambiar Global Equity Fund	Cambiar Global Ultra Focus Fund
10/31/16-10/31/17	2020	$217,978	$128,083	$199,350	$1,559,142	$114,154	$110,550	$83,027
10/31/17-10/31/18	2021	198,951	120,931	170,603	1,744,173	101,502	89,008	67,156
10/31/18-10/31/19	2022	202,013	124,148	139,956	2,107,698	88,532	82,940	96,421

		$618,942	$373,162	$509,909	$5,411,013	$304,188	$282,498	$246,604

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
OCTOBER 31, 2019

5. Investment Transactions:

For the year ended October 31, 2019, the Funds made purchases and sales of investment securities other than long-term U.S. Government and short-term securities as follows:

	Purchases	Sales
Cambiar Opportunity Fund	$165,489,625	$243,598,924
Cambiar SMID Fund	31,560,166	27,199,967
Cambiar Small Cap Fund	51,261,772	96,451,509
Cambiar International Equity Fund	1,090,368,246	1,776,362,088
Cambiar International Small Cap Fund	1,276,761	1,063,868
Cambiar Global Equity Fund	4,581,089	6,139,285
Cambiar Global Ultra Focus Fund	53,126,252	82,721,547

There were no purchases or sales of long-term U.S. Government Securities for any of the Funds.

6. Federal Tax Information:

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from U.S. GAAP. These differences are primarily attributable to partnerships, REIT adjustments, utilization of earnings and profits on shareholder redemptions, foreign exchange gain (loss), PFIC adjustments and reclassifications of distribution. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to distributable loss or paid-in capital, as appropriate, in the period that the differences arise.

Accordingly, the following reclassifications have been made to/from the following accounts:

	Distributable Loss	Paid-in Capital
Cambiar Opportunity Fund	$(1,700,121)	$1,700,121
Cambiar SMID Fund	(470,141)	470,141
Cambiar Small Cap Fund	(822,944)	822,944
Cambiar Global Equity Fund	(65,003)	65,003

These reclassifications had no impact on net assets or net asset value per share.

The tax character of dividends and distributions declared during the last two fiscal years ended October 31, were as follows:

	Ordinary Income	Long-Term Capital Gain	Total
Cambiar Opportunity Fund
2019	$6,260,013	$23,412,011	$29,672,024
2018	4,803,741	38,669,108	43,472,849

Cambiar SMID Fund
2019	541,238	2,007,349	2,548,587
2018	135,788	—	135,788

Cambiar Small Cap Fund
2019	4,236,129	15,716,565	19,952,694
2018	1,356,117	10,910,229	12,266,346

Cambiar International Equity Fund
2019	23,659,218	5,305,729	28,964,947
2018	49,095,732	29,716,606	78,812,338

Cambiar International Small Cap Fund
2019	16,766	92,400	109,166
2018	61,947	80,016	141,963

Cambiar Global Equity Fund
2019	166,939	271,257	438,196
2018	412,798	129,566	542,364

Cambiar Global Ultra Focus Fund
2019	594,681	—	594,681
2018	338,923	—	338,923

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
OCTOBER 31, 2019

As of October 31, 2019, the components of Distributable Earnings (Accumulated Losses) on a tax basis were as follows:

	Cambiar Opportunity Fund	Cambiar SMID Fund	Cambiar Small Cap Fund	Cambiar International Equity Fund	Cambiar International Small Cap Fund	Cambiar Global Equity Fund	Cambiar Global Ultra Focus Fund
Undistributed Ordinary Income	$2,788,946	$625,500	$469,329	$80,533,200	$37,933	$212,333	$754,810
Undistributed Long-Term Capital Gain	17,846,606	1,725,069	3,521,137	–	–	400,798	–
Post-October Losses	–	–	–	–	–	–	–
Capital Loss Carryforwards	–	–	–	(198,981,673)	(246)	–	(23,532,482)
Net Unrealized Appreciation	31,496,751	7,459,106	10,141,326	310,866,171	258,490	1,594,983	3,860,380
Other Temporary Differences	(10)	5	(3)	3	(6)	3	5

Total Distributable Earnings (Loss)	$52,132,293	$9,809,680	$14,131,789	$192,417,701	$296,171	$2,208,117	$(18,917,287)

Under the Regulated Investment Company Modernization Act of 2010, Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. As of October 31, 2019, the following Fund has capital loss carryforwards to offset capital gains for an unlimited period:

	Short-Term Loss	Long-Term Loss	Total Post- Enactment Capital Loss Carryforwards
Cambiar International Equity Fund	$128,468,108	$70,513,565	$198,981,673
Cambiar International Small Cap Fund	246	—	246
Cambiar Global Ultra Focus Fund	23,310,368	222,114	23,532,482

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Funds’ net unrealized appreciation difference is attributable primarily to Wash sales and investments in PFICs.

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments for Federal income tax purposes at October 31, 2019, were as follows:

	Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
Cambiar Opportunity Fund	$193,906,997	$35,314,662	$(3,817,911)	$31,496,751
Cambiar SMID Fund	41,378,969	8,231,214	(772,108)	7,459,106
Cambiar Small Cap Fund	72,495,184	11,992,251	(1,850,925)	10,141,326
Cambiar International Equity Fund	1,978,901,730	396,093,306	(85,145,895)	310,947,411
Cambiar International Small Cap Fund	2,104,357	327,809	(69,294)	258,515
Cambiar Global Equity Fund	9,532,906	1,847,273	(252,289)	1,594,984
Cambiar Global Ultra Focus Fund	50,317,126	5,882,785	(2,013,675)	3,869,110

7. Concentrated Risks:

At October 31, 2019, the net assets of the Cambiar International Equity Fund and the Cambiar International Small Cap Fund were substantially comprised of foreign denominated securities and/or currency. Changes in currency exchange rates will affect the value of, and investment income from, such securities and currency.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibly lower level of governmental super-vision and regulation of foreign securities markets and the possibility of political or economic instability.

The Funds use of derivatives, including options and swaps, is subject to market risk, leverage risk, correlation risk, liquidity risk, counterparty risk, valuation risk and hedging risk. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Leverage risk is the risk that the use of leverage may amplify the effects of market volatility on the Fund’s share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. Correlation risk is the risk that changes in the value of the derivative may not correlate closely or at all with the underlying asset, rate or index. Liquidity risk is the risk that the derivative may be difficult or impossible to sell at the time and the price that

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
OCTOBER 31, 2019

the Fund would like, which may result in the Fund accepting a lower price to sell a security, selling other securities to raise cash or giving up another investment opportunity, any of which could have a negative effect on the Fund’s management 27 or performance. Counterparty risk is the risk that the counterparty to a derivative contract will default or otherwise fail to honor a financial obligation. Valuation risk is the risk that the derivative may be difficult to value. Hedging risk is the risk that derivatives instruments used for hedging purposes may also limit any potential gain that may result from the increase in value of the hedged asset. To the extent that the Fund engages in hedging strategies, there can be no assurance that such strategy will be effective or that there will be a hedge in place at any given time. Each of these risks could cause a Fund to lose more than the principal amount invested in a derivative instrument.

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

8. Other:

At October 31, 2019, the percentage of total shares outstanding held by shareholders for each Fund, which are comprised of an omnibus account that are held on behalf of various individual shareholders, was as follows:

	No. of Shareholders	% Ownership
Cambiar Opportunity Fund, Investor Class	2	51%
Cambiar Opportunity Fund, Institutional Class	3	63%
Cambiar SMID Fund, Investor Class	1	89%
Cambiar SMID Fund, Institutional Class	3	92%
Cambiar Small Cap Fund, Investor Class	3	62%
Cambiar Small Cap Fund, Institutional Class	4	56%
Cambiar International Equity Fund, Investor Class	2	76%
Cambiar International Equity Fund, Institutional Class	5	68%
Cambiar International Small Cap, Institutional Class	2	98%
Cambiar Global Equity Fund, Investor Class	2	87%
Cambiar Global Ultra Focus Fund, Investor Class	2	36%

9. Regulatory Matters:

On August 17, 2018, the SEC adopted amendments to Regulation S-X. These changes are effective for periods after November 5, 2018. The updates to Registered Investment Companies were mainly focused on simplifying the presentation of distributable earnings by eliminating the need to present the components of distributable earnings on a book basis in the Statement of Assets & Liabilities. The update also impacted the presentation of undistributed net investment income and distribution to shareholders on the Statement of Changes in Net Assets. The amounts presented in the current Statement of Changes in Net Assets represent the aggregated total distributions of net investment income and realized capital gains, except for distributions classified as return of capital which are still presented separately.

10. New Accounting Pronouncements:

In August 2018, The FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820). The new guidance includes additions, removals and modifications to disclosures requirements for fair value measurements. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Management elected to early adopt the removal and modifications of certain disclosures and delay the adoption of additional disclosures until the effective date.

11. Subsequent Events:

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events. Based on this evaluation, no additional disclosures or adjustments were required to the financial statements as of October 31, 2019.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
OCTOBER 31, 2019

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of

The Advisors’ Inner Circle Fund and Shareholders of

Cambiar Opportunity Fund, Cambiar SMID Fund, Cambiar Small Cap Fund, Cambiar International Equity Fund, Cambiar International Small Cap Fund, Cambiar Global Equity Fund and Cambiar Global Ultra Focus Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Cambiar Opportunity Fund, Cambiar SMID Fund, Cambiar Small Cap Fund, Cambiar International Equity Fund, Cambiar International Small Cap Fund, Cambiar Global Equity Fund and Cambiar Global Ultra Focus Fund (collectively referred to as the “Funds”) (seven of the series constituting The Advisors’ Inner Circle Fund (the “Trust”)), including the schedules of investments, as of October 31, 2019, and the related statements of operations, changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds, (seven of the series constituting The Advisors’ Inner Circle Fund) at October 31, 2019, the results of their operations, the changes in their net assets, and the financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Individual fund constituting The Advisors’ Inner Circle Fund	Statements of Operations	Statements of changes in net assets	Financial highlights
Cambiar Opportunity Fund	For the year ended October 31, 2019	For each of the two years in the period ended October 31, 2019	For each of the two years in the period ended October 31, 2019, the period May 1, 2017 through October 31, 2017 and each of the three years in the period ended April 30, 2017.
Cambiar SMID Fund	For the year ended October 31, 2019	For each of the two years in the period ended October 31, 2019	For each of the two years in the period ended October 31, 2019, the period May 1, 2017 through October 31, 2017 and each of the three years in the period ended April 30, 2017.
Cambiar Small Cap Fund	For the year ended October 31, 2019	For each of the two years in the period ended October 31, 2019	For each of the two years in the period ended October 31, 2019, the period May 1, 2017 through October 31, 2017 and each of the two years in the period ended April 30, 2017.
Cambiar International Equity Fund	For the year ended October 31, 2019	For each of the two years in the period ended October 31, 2019	For each of the two years in the period ended October 31, 2019, the period May 1, 2017 through October 31, 2017 and each of the three years in the period ended April 30, 2017.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
OCTOBER 31, 2019

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Individual fund constituting The Advisors’ Inner Circle Fund	Statements of Operations	Statements of changes in net assets	Financial highlights
Cambiar International Small Cap Fund	For the year ended October 31, 2019	For each of the two years in the period ended October 31, 2019	For each of the two years in the period ended October 31, 2019, the period May 1, 2017 through October 31, 2017 and each of the three years in the period ended April 30, 2017 and for the period from November 18, 2014 (commencement of operations) to April 30, 2015.
Cambiar Global Equity Fund	For the year ended October 31, 2019	For each of the two years in the period ended October 31, 2019	For each of the two years in the period ended October 31, 2019, the period May 1, 2017 through October 31, 2017 and each of the three years in the period ended April 30, 2017.
Cambiar Global Ultra Focus Fund	For the year ended October 31, 2019	For each of the two years in the period ended October 31, 2019	For each of the two years in the period ended October 31, 2019, the period May 1, 2017 through October 31, 2017 and each of the three years in the period ended April 30, 2017.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Cambiar Investors investment companies since 2005.

Philadelphia, Pennsylvania

December 30, 2019

NOTES

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
OCTOBER 31, 2019

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Set forth below are the names, ages, position with the Trust, term of office, length of time served and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Board Members.” Messrs. Nesher and Klauder are Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-866-777-8227. The following chart lists Trustees and Officers as of October 31, 2019.

Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupation(s) in the Past Five Years	Other Directorships Held in the Past Five Years[4]
INTERESTED TRUSTEES2 3

ROBERT A. NESHER (Born: 1946)	Chairman of the Board of Trustees (Since 1991)	SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. President, Chief Executive Officer and Trustee of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. President and Director of SEI Structured Credit Fund, LP. Vice Chairman of O’Connor EQUUS (closed-end investment company) to 2016. President, Chief Executive Officer and Trustee of SEI Liquid Asset Trust to 2016. Vice Chairman of Winton Series Trust to 2017. Vice Chairman of Winton Diversified Opportunities Fund (closed-end investment company), The Advisors’ Inner Circle Fund III, Gallery Trust, Schroder Series Trust and Schroder Global Series Trust to 2018.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, Frost Family of Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Structured Credit Fund, LP, SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments—Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC and SEI Global Nominee Ltd.

Former Directorships: Trustee of SEI Liquid Asset Trust to 2016.

N. JEFFREY KLAUDER (Born: 1952)	Trustee (since 2018)	Senior Advisor of SEI Investments since 2018. Executive Vice President and General Counsel of SEI Investments, 2004 to 2018.	Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds. Director of SEI Private Trust Company; SEI Investments Management Corporation; SEI Trust Company; SEI Investments (South Africa), Limited; SEI Investments (Canada) Company; SEI Global Fund Services Ltd.; SEI Investments Global Limited; SEI Global Master Fund; SEI Global Investments Fund; and SEI Global Assets Fund.

1 Each Trustee shall hold office during the lifetime of this trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2 Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.

3 Board Members oversee 47 funds in The Advisors’ Inner Circle Fund.

4 Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e.,”public companies’) or other investment companies under the 1940 Act.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
OCTOBER 31, 2019

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupation(s) in the Past Five Years	Other Directorships Held in the Past Five Years[3]
INDEPENDENT TRUSTEES[2]

JOSEPH T. GRAUSE JR. (Born: 1952)	Trustee (since 2011) Lead Independent Trustee (since 2018)	Self-Employed Consultant since 2012. Director of Endowments and Foundations, Morningstar Investment Management, Morningstar, Inc., 2010 to 2011. Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc., 2007 to 2010. Country Manager – Morningstar UK Limited, Morningstar, Inc., 2005 to 2007.	Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds and Frost Family of Funds. Director of The Korea Fund, Inc.
MITCHELL A. JOHNSON (Born: 1942)	Trustee (Since 2005)	Retired. Private Investor since 1994.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997.

Former Directorships: Trustee of SEI Liquid Asset Trust to 2016.

BETTY L. KRIKORIAN (Born: 1943)	Trustee (Since 2005)	Vice President, Compliance, AARP Financial Inc., from 2008 to 2010. Self-Employed Legal and Financial Services Consultant since 2003. Counsel (in-house) for State Street Bank from 1995 to 2003.	Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds.

1 Each Trustee shall hold office during the lifetime of this trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2 Board Members oversee 47 funds in The Advisors’ Inner Circle Fund.

3 Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e.,”public companies’) or other investment companies under the 1940 Act.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
OCTOBER 31, 2019

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupation(s) in the Past Five Years	Other Directorships Held in the Past Five Years[3]
INDEPENDENT TRUSTEES[2]

ROBERT MULHALL (Born: 1958)	Trustee (Since 2019)	Partner, Ernst & Young LLP, from 1998 to 2018.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds and Frost Family of Funds.

Former Directorships: Trustee of Villanova University Alumni Board of Directors to 2018.

GEORGE J. SULLIVAN, JR. (Born: 1942)	Trustee (Since 1999)	Retired since 2012. Self-Employed Consultant, Newfound Consultants Inc., 1997 to 2011.

Current Directorships: Trustee/Director of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Structured Credit Fund, LP, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust.

Former Directorships: Trustee of SEI Liquid Asset Trust to 2016. Trustee/ Director of State Street Navigator Securities Lending Trust to 2017. Member of the independent review committee for SEI’s Canadian-registered mutual funds to 2017.

BRUCE R. SPECA (Born: 1956)	Trustee (Since 2011)	Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), 2010 to 2011. Executive Vice President – Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), 2003 to 2010.	Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds and Frost Family of Funds. Director of Stone Harbor Investments Funds, Stone Harbor Emerging Markets Income Fund (closed-end fund) and Stone Harbor Emerging Markets Total Income Fund (closed-end fund).
OFFICERS

MICHAEL BEATTIE (Born: 1965)	President (Since 2011)	Director of Client Service, SEI Investments Company, since 2004.	None.
JAMES BERNSTEIN (Born: 1962)	Vice President and Assistant Secretary (since 2017)

Attorney, SEI Investments, since 2017.

Prior Positions: Self-employed consultant, 2017. Associate General Counsel & Vice President, Nationwide Funds Group and Nationwide Mutual Insurance Company, from 2002 to 2016. Assistant General Counsel & Vice President, Market Street Funds and Provident Mutual Insurance Company, from 1999 to 2002.

None.
STEPHEN CONNORS (Born: 1984)	Treasurer, Controller and Chief Financial Officer (Since 2015)	Director, SEI Investments, Fund Accounting, since 2014. Audit Manager, Deloitte & Touche LLP, from 2011 to 2014.	None.
DIANNE M. DESCOTEAUX (Born: 1977)	Vice President and Secretary (Since 2011)	Counsel at SEI Investments since 2010. Associate at Morgan, Lewis & Bockius LLP, from 2006 to 2010.	None.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
OCTOBER 31, 2019

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupation(s) in the Past Five Years	Other Directorships Held in the Past Five Years[3]
OFFICERS (continued)

RUSSELL EMERY (Born: 1962)	Chief Compliance Officer (Since 2006)	Chief Compliance Officer of SEI Structured Credit Fund, LP since 2007. Chief Compliance Officer of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, Frost Family of Funds, The Advisors’ Inner Circle Fund III, Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Chief Compliance Officer of O’Connor EQUUS (closed-end investment company) to 2016. Chief Compliance Officer of SEI Liquid Asset Trust to 2016. Chief Compliance Officer of Winton Series Trust to 2017. Chief Compliance Officer of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.	None.
BRIDGET E. SUDALL (Born: 1980)	Anti-Money Laundering Compliance Officer and Privacy Officer (since 2015)	Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, from 2011 to 2015. Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, from 2007 to 2011.	None.
JOHN BOURGEOIS (Born: 1973)	Assistant Treasurer (since 2017)	Fund Accounting Manager, SEI Investments, (since 2000).	None.
ROBERT MORROW (Born: 1968)	Vice President (since 2017)	Account Manager, SEI Investments, (since 2007).	None.
MATTHEW M. MAHER (Born: 1975)	Vice President and Assistant Secretary (since 2018)	Counsel at SEI Investments since 2018. Attorney, Blank Rome LLP, from 2015 to 2018. Assistant Counsel & Vice President, Bank of New York Mellon, from 2013 to 2014. Attorney, Dilworth Paxson LLP, from 2006 to 2013.	None.

1 Each Trustee shall hold office during the lifetime of this trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2 Board Members oversee 47 funds in The Advisors’ Inner Circle Fund.

3 Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e.,”public companies’) or other investment companies under the 1940 Act.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
OCTOBER 31, 2019

DISCLOSURE OF FUND EXPENSES (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from a mutual fund’s gross income and directly reduce your investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the next page illustrates your Fund’s costs in two ways:

• Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the six month period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that six month period. Simply divide your actual starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

• Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE: Because the hypothetical return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
OCTOBER 31, 2019

DISCLOSURE OF FUND EXPENSES (Unaudited)

	Beginning Account Value 05/01/19	Ending Account Value 10/31/19	Annualized Expense Ratios	Expenses Paid During Period*
Cambiar Opportunity Fund — Investor Class Shares
Actual Fund Return	$1,000.00	$1,052.60	0.75%	$3.88
Hypothetical 5% Return	$1,000.00	$1,021.43	0.75%	$3.82
Cambiar Opportunity Fund — Institutional Class Shares
Actual Fund Return	$1,000.00	$1,053.20	0.65%	$3.36
Hypothetical 5% Return	$1,000.00	$1,021.93	0.65%	$3.31
Cambiar SMID Fund — Investor Class Shares
Actual Fund Return	$1,000.00	$1,012.40	0.91%	$4.62
Hypothetical 5% Return	$1,000.00	$1,020.62	0.91%	$4.63
Cambiar SMID Fund — Institutional Class Shares
Actual Fund Return	$1,000.00	$1,012.40	0.84%	$4.26
Hypothetical 5% Return	$1,000.00	$1,020.97	0.84%	$4.28
Cambiar Small Cap Fund — Investor Class Shares
Actual Fund Return	$1,000.00	$1,034.20	1.10%	$5.64
Hypothetical 5% Return	$1,000.00	$1,019.66	1.10%	$5.60
Cambiar Small Cap Fund — Institutional Class Shares
Actual Fund Return	$1,000.00	$1,035.10	0.90%	$4.62
Hypothetical 5% Return	$1,000.00	$1,020.67	0.90%	$4.58
Cambiar International Equity Fund — Investor Class Shares
Actual Fund Return	$1,000.00	$1,002.70	1.00%	$5.05
Hypothetical 5% Return	$1,000.00	$1,020.16	1.00%	$5.09
Cambiar International Equity Fund — Institutional Class Shares
Actual Fund Return	$1,000.00	$1,003.40	0.90%	$4.54
Hypothetical 5% Return	$1,000.00	$1,020.67	0.90%	$4.58
Cambiar International Small Cap Fund — Institutional Class Shares
Actual Fund Return	$1,000.00	$1,013.50	1.00%	$5.08
Hypothetical 5% Return	$1,000.00	$1,020.16	1.00%	$5.09
Cambiar Global Equity Fund — Investor Class Shares
Actual Fund Return	$1,000.00	$1,019.80	0.80%	$4.07
Hypothetical 5% Return	$1,000.00	$1,021.17	0.80%	$4.08
Cambiar Global Ultra Focus Fund — Investor Class Shares
Actual Fund Return	$1,000.00	$997.90	1.10%	$5.54
Hypothetical 5% Return	$1,000.00	$1,019.66	1.10%	$5.60

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half period shown).

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
OCTOBER 31, 2019

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Funds’ advisory agreement (the “Agreement”) must be renewed at least annually after its initial two-year term: (i) by the vote of the Board of Trustees (the “Board” or the “Trustees”) of The Advisors’ Inner Circle Fund (the “Trust”) or by a vote of a majority of the shareholders of the Funds; and (ii) by the vote of a majority of the Trustees who are not parties to the Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such renewal.

A Board meeting was held on May 22, 2019 to decide whether to renew the Agreement for an additional one-year term. In preparation for the meeting, the Trustees requested that the Adviser furnish information necessary to evaluate the terms of the Agreement. Prior to the meeting, the Independent Trustees of the Funds met to review and discuss the information provided and submitted a request for additional information to the Adviser, and information was provided in response to this request. The Trustees used this information, as well as other information that the Adviser and other service providers of the Funds presented or submitted to the Board at the meeting and other meetings held during the prior year, to help them decide whether to renew the Agreement for an additional year.

Specifically, the Board requested and received written materials from the Adviser and other service providers of the Funds regarding: (i) the nature, extent and quality of the Adviser’s services; (ii) the Adviser’s investment management personnel; (iii) the Adviser’s operations and financial condition; (iv) the Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Funds’ advisory fees paid to the Adviser and overall fees and operating expenses compared with peer groups of mutual funds; (vi) the level of the Adviser’s profitability from its relationship with the Funds, including both direct and indirect benefits accruing to the Adviser and its affiliates; (vii) the Adviser’s potential economies of scale; (viii) the Adviser’s compliance program, including a description of material compliance matters and material compliance violations; (ix) the Adviser’s policies on and compliance procedures for personal securities transactions; and (x) the Funds’ performance compared with peer groups of mutual funds and the Funds’ benchmark indices.

Representatives from the Adviser, along with other Fund service providers, presented additional information and participated in question and answer sessions at the Board meeting to help the Trustees evaluate the Adviser’s services, fees and other aspects of the Agreement. The Independent Trustees received advice from independent counsel and met in executive sessions outside the presence of Fund management and the Adviser.

At the Board meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser and other service providers of the Funds, renewed the Agreement. In considering the renewal of the Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services provided by the Adviser; (ii) the investment performance of the Funds and the Adviser; (iii) the costs of the services provided and profits realized by the Adviser from its relationship with the Funds, including both direct and indirect benefits accruing to the Adviser and its affiliates; (iv) the extent to which economies of scale are being realized by the Adviser; and (v) whether fee levels reflect such economies of scale for the benefit of Fund investors, as discussed in further detail below.

Nature, Extent and Quality of Services Provided by the Adviser

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed the portfolio management services provided by the Adviser to the Funds, including the quality and continuity of the Adviser’s portfolio management personnel, the resources of the Adviser, and the Adviser’s compliance history and compliance program. The Trustees reviewed the terms of the Agreement. The Trustees also reviewed the Adviser’s investment and risk management approaches for the Funds. The most recent investment adviser registration form (“Form ADV”) for the Adviser was available to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the investment advisory services provided by the Adviser to the Funds.

The Trustees also considered other services provided to the Funds by the Adviser such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Funds’ investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services provided to the Funds by the Adviser were sufficient to support renewal of the Agreement.

Investment Performance of the Funds and the Adviser

The Board was provided with regular reports regarding the Funds’ performance over various time periods. The Trustees also reviewed reports prepared by the Funds’ administrator comparing the Funds’ performance to their benchmark indices and peer groups of mutual funds as classified by Lipper, an independent provider of investment company data, over various periods of time. Representatives from the Adviser provided information regarding and led discussions of factors impacting the performance of the Funds, outlining current market conditions and explaining their expectations and strategies for the future. The Trustees determined that the Funds’ performance was satisfactory, or, where the Funds’ performance was materially below their benchmarks and/or peer groups, the Trustees were satisfied by the reasons for the underperformance and/or the steps taken by the Adviser in an effort to improve the performance of the Funds. Based on this information, the Board concluded, within the context of its full deliberations, that the investment results that the Adviser had been able to achieve for the Funds were sufficient to support renewal of the Agreement.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
OCTOBER 31, 2019

Costs of Advisory Services, Profitability and Economies of Scale

In considering the advisory fees payable by the Funds to the Adviser, the Trustees reviewed, among other things, a report of the advisory fees paid to the Adviser. The Trustees also reviewed reports prepared by the Funds’ administrator comparing the Funds’ net and gross expense ratios and advisory fees to those paid by peer groups of mutual funds as classified by Lipper. The Trustees reviewed the management fees charged by the Adviser to other clients with comparable mandates to certain Funds. The Trustees considered any differences in management fees and took into account the respective demands, resources and complexity associated with such Funds and other client accounts as well as the extensive regulatory, compliance and tax regimes to which the Funds are subject. The Board concluded, within the context of its full deliberations, that the advisory fees were reasonable in light of the nature and quality of the services rendered by the Adviser.

The Trustees reviewed the costs of services provided by and the profits realized by the Adviser from its relationship with the Funds, including both direct benefits and indirect benefits, such as research and brokerage services received under soft dollar arrangements, accruing to the Adviser and its affiliates. The Trustees considered how the Adviser’s profitability was affected by factors such as its organizational structure and method for allocating expenses. The Trustees concluded that the profit margins of the Adviser with respect to the management of the Funds were not unreasonable. The Board also considered the Adviser’s commitment to managing the Funds and its willingness to continue its expense limitation and fee waiver arrangements with the Funds.

The Trustees considered the Adviser’s views relating to economies of scale in connection with the Funds as Fund assets grow and the extent to which the benefits of any such economies of scale are shared with the Funds and Fund shareholders. The Board considered the existence of any economies of scale and whether those were passed along to the Funds’ shareholders through a graduated advisory fee schedule or other means, including fee waivers. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board concluded that the advisory fee was reasonable in light of the information that was provided to the Trustees by the Adviser with respect to economies of scale.

Renewal of the Agreement

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously concluded that the terms of the Agreement, including the fees payable thereunder, were fair and reasonable and agreed to renew the Agreement for another year. In its deliberations, the Board did not identify any absence of information as material to its decision, or any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
OCTOBER 31, 2019

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders that do not have an October 31, 2019 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2019 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended October 31, 2019, each portfolio is designating the following items with regard to distributions paid during the year.

	Long-Term Capital Gain Distributions	Ordinary Income Distributions	Return of Capital	Total Distributions	Qualifying For Corporate Dividends Rec. Deduction (1)	Qualifying Dividend Income (2)
Cambiar Opportunity Fund (8)	79.31%	20.69%	0.00%	100.00%	82.84%	97.12%
Cambiar SMID Fund (8)	77.93%	22.07%	0.00%	100.00%	93.06%	90.17%
Cambiar Small Cap Fund (8)	79.14%	20.86%	0.00%	100.00%	33.20%	38.25%
Cambiar International Equity Fund (8)	14.97%	85.03%	0.00%	100.00%	3.74%	99.44%
Cambiar International Small Cap Fund	81.83%	18.17%	0.00%	100.00%	1.48%	97.38%
Cambiar Global Equity Fund	62.35%	37.65%	0.00%	100.00%	50.07%	100.00%
Cambiar Global Ultra Focus Fund	0.00%	100.00%	0.00%	100.00%	100.00%	100.00%

	U.S. Government Interest (3)	Interest Related Dividends (4)	Short-Term Capital Gain Dividends (5)	Qualifying Business Income (6)	Foreign Tax Credit Pass Through (7)
Cambiar Opportunity Fund (8)	0.00%	0.22%	100.00%	1.25%	0.00%
Cambiar SMID Fund (8)	0.00%	0.59%	100.00%	5.80%	0.00%
Cambiar Small Cap Fund (8)	0.00%	0.06%	100.00%	0.69%	0.00%
Cambiar International Equity Fund (8)	0.00%	0.17%	0.00%	0.00%	18.26%
Cambiar International Small Cap Fund	0.00%	0.77%	0.00%	0.00%	3.33%
Cambiar Global Equity Fund	0.00%	0.16%	100.00%	0.00%	0.00%
Cambiar Global Ultra Focus Fund	0.00%	0.00%	0.00%	0.00%	0.00%

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of “Ordinary Income Distributions.”

(2) The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of “Ordinary Income Distributions.” It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

(3) “U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4) The percentage in this column represents the amount of “Interest Related Dividends” and is reflected as a percentage of ordinary income distribution. Interest related dividends are exempt from U.S. withholding tax when paid to foreign investors.

(5) The percentage in this column represents the amount of “Short-Term Capital Gain Dividends” and is reflected as a percentage of short-term capital gain distribution that is exempt from U.S. withholding tax when paid to foreign investors.

(6) The percentage of this column represents that amount of ordinary dividend income that qualified for 20% Business Income Deduction.

(7) Foreign Tax Credit Pass Through represents amounts eligible for the foreign tax credit and is reflected as a percentage of “Ordinary Income Distributions.” The Cambiar International Equity Fund and Cambiar International Small Cap Fund intend to pass through a foreign tax credit to shareholders. For the fiscal year ended October 31, 2019, the total amount of foreign source income for Cambiar International Equity Fund and Cambiar International Small Cap Fund was $87,334,844 and $43,427, respectively. The total amount of foreign taxes paid for Cambiar International Equity Fund and Cambiar International Small Cap Fund was $6,472,410 and $3,755, respectively. Your allocable shares of foreign tax credit will be reported on Form 1099 DIV.

(8) The fund is designating a portion of the redemption proceeds as taxable net investment income and/or realized capital gain for dividend paid deduction purposes (equalization debits). This designation has no impact on shareholders’ income tax reporting. For shareholders’ income tax reporting, the amount of ordinary income and/or long-term gain, if any, will be designated on Form 1099-DIV”.

The Cambiar Funds

P.O. Box 219009

Kansas City, MO 64121

1-866-777-8227

Investment Adviser

Cambiar Investors, LLC

200 Columbine Street

Suite 800

Denver, CO 80206

Distributor

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Administrator

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel

Morgan, Lewis & Bockius, LLP

1701 Market Street

Philadelphia, PA 19103-2921

This information must be preceded or accompanied by a current prospectus for the Funds described.

CMB-AR-001-1800

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function. There have been no amendments to or waivers granted to this code of ethics during the period covered by this report.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial experts George Sullivan and Robert Mulhall, and each whom is considered to be “independent,” as that term is defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) relate to The Advisors’ Inner Circle Fund (the “Trust”).

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2019			2018
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	$104,400	None	None	$104,400	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees(2)	$6,000	None	$57,000	$6,000	None	None
(d)	All Other Fees	None	None	$97,500	None	None	None

Fees billed by Ernst & Young LLP (“E&Y”) related to the Trust

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2019			2018
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	$608,176	None	None	$936,860	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees(3)	$11,559	None	None	$19,532	None	None
(d)	All Other Fees	None	None	None	None	None	None

Fees billed by Deloitte & Touche LLP (“D&T”) related to the Trust

D&T billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2019			2018
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	$68,000	None	None	$170,000	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees(4)	None	None	None	$89,000	None	None
(d)	All Other Fees	None	None	None	None	None	None

Fees billed by BBD, LLP (“BBD”) related to the Trust

BBD billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2019			2018
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	$113,300	None	None	$113,300	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees	None	None	None	None	None	None
(d)	All Other Fees	None	None	None	None	None	None

Notes:

(1)	Audit fees include amounts related to the audit of the Trust’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(2)	Tax compliance services provided to affiliates of the Funds.

(3)	Tax compliance services for Westwood Emerging Markets Fund.

(4)	Tax return preparation.

(e)(1) The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services:

1.	require specific pre-approval;

2.	are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or

3.

have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly-scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment adviser, or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet the Audit Committee’s responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as (a) reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and (b) discussing with the independent auditor the independent auditor’s methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (PwC):

	2019	2018
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (E&Y):

	2019	2018
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (D&T):

	2019	2018
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (BBD):

	2019	2018
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by PwC for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $160,500 and $6,000 for 2019 and 2018, respectively.

(g) The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $11,559 and $19,532 for 2019 and 2018, respectively.

(g) The aggregate non-audit fees and services billed by D&T for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $0 and $89,000 for 2019 and 2018, respectively.

(g) The aggregate non-audit fees and services billed by BBD for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $0 and $0 for 2019 and 2018, respectively.

(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to

Registrant were pre-approved by the Audit Committee of Registrant’s Board of Trustees. Included in the Audit Committee’s pre-approval of these non-audit service were the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable to open-end management investment companies. Effective for closed-end management investment companies for fiscal-years-ending on or after December 31, 2005.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR § 270.30a-3(c)), as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR § 270.30a-3(b)) and Rule 13a-15(b) or Rule 15d-15(b) under the Exchange Act (17 CFR § 270.30a-15(b) or § 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR § 270.3a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Items 13.	Exhibits.

(a)(1) A copy of the Registrant’s Code of Ethics, as required by Item 2 of this Form, accompanies this filing as an exhibit.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant, as required by Rule 30a-2(a) under the Act (17 CFR § 270.30a-2(a)), is filed herewith.

(b) Officer certifications, as required by Rule 30a-2(b) under the Act (17 CFR § 270.30a-2(b)), also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie,
President

Date: January 9, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie,
President

Date: January 9, 2020

By (Signature and Title)*	/s/ Stephen Connors
Stephen Connors,
Treasurer, Controller, and CFO

Date: January 9, 2020

*	Print the name and title of each signing officer under his or her signature.